                                                                    EXHIBIT 10.3

                            BUSINESS LOAN AGREEMENT.


  PRINCIPAL       LOAN DATE        MATURITY        LOAN NO      CALL       COLLATERAL        ACCOUNT     OFFICER     INITIALS
$1,900,000.00    04-24-1996       04-15-2001      20002816                                                FOON


References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.

Borrower:         DOVE AUDIO,INC. (TIN: 954015834)                                Lender: ASAHI BANK OF CALIFORNIA
                  8955 BEVERLY BOULEVARD                                          635 WEST 7TH STREET
                  WEST HOLLYWOOD, CA 90048                                        LOS ANGELES, CA 90017

================================================================================

THIS BUSINESS LOAN AGREEMENT BETWEEN DOVE AUDIO,INC. ("BORROWER") AND ASAHI BANK OF CALIFORNIA ("LENDER") IS MADE AND EXECUTED ON THE FOLLOWING TERMS AND CONDITIONS. BORROWER HAS RECEIVED PRIOR COMMERCIAL LOANS FROM LENDER OR HAS APPLIED TO LENDER FOR A COMMERCIAL LOAN OR LOANS AND OTHER FINANCIAL ACCOMMODATIONS, INCLUDING THOSE WHICH MAY BE DESCRIBED ON ANY EXHIBIT OR SCHEDULE ATTACHED TO THIS AGREEMENT. ALL SUCH LOANS AND FINANCIAL ACCOMMODATIONS, TOGETHER WITH ALL FUTURE LOANS AND financial ACCOMMODATIONS FROM LENDER TO BORROWER, ARE REFERRED TO IN THIS AGREEMENT INDIVIDUALLY AS THE "LOAN" AND COLLECTIVELY AS THE "LOANS." BORROWER UNDERSTANDS AND AGREES THAT:
(A) In GRANTING, RENEWING, OR EXTENDING ANY LOAN, LENDER IS RELYING UPON BORROWER'S REPRESENTATIONS, WARRANTIES, AND AGREEMENTS, AS SET FORTH in THIS AGREEMENT; (B) THE GRANTING, RENEWING, OR EXTENDING OF ANY LOAN BY LENDER AT ALL TIMES SHALL BE SUBJECT TO LENDER'S SOLE JUDGMENT AND DISCRETION; AND (C) ALL SUCH LOANS SHALL BE AND SHALL REMAIN SUBJECT TO THE FOLLOWING TERMS AND CONDITIONS OF THIS AGREEMENT.

TERM. This Agreement shall be effective as of APRIL 24, 1996, and shall continue thereafter until all Indebtedness of Borrower to Lender has been performed in full and the parties terminate this Agreement in writing.

DEFINITIONS. The following words shall have the following meanings when used in this Agreement. Terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code. All references to dollar amounts shall mean amounts in lawful money of the United States of America.

         AGREEMENT. The word "Agreement" means this Business Loan Agreement, as this Business Loan Agreement may be amended or modified from time to time, together with all exhibits and schedules attached to this Business Loan Agreement from time to time.

         BORROWER. The word "Borrower" means DOVE AUDIO,INC. The word "Borrower" also includes, as applicable, all subsidiaries and affiliates of Borrower as provided below in the paragraph titled "Subsidiaries and Affiliates."

         CERCLA. The word "CERCLA" means the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended.

         COLLATERAL. The word "Collateral" means and includes without limitation all property and assets granted as collateral security for a Loan, whether real or personal property, whether granted directly or indirectly, whether granted now or in the future, and whether granted in the form of a security interest, mortgage, deed of trust, assignment, pledge, chattel mortgage, chattel trust, factor's lien, equipment trust, conditional sale, trust receipt, lien, charge, lien or title retention contract, lease or consignment intended as a security device, or any other security or lien interest whatsoever, whether created by law, contract, or otherwise.

         ERISA. The word "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

         EVENT OF DEFAULT. The words "Event of Default" mean and include without limitation any of the Events of Default set forth below in the section titled "EVENTS OF DEFAULT."

         GRANTOR. The word "Grantor" means and includes without limitation each and all of the persons or entities granting a Security Interest in any Collateral for the Indebtedness, including without limitation all Borrowers granting such a Security Interest.

         GUARANTOR. The word "Guarantor" means and includes without limitation each and all of the guarantors, sureties, and accommodation parties in connection with any Indebtedness.

         INDEBTEDNESS. The word "Indebtedness" means and includes without limitation all Loans, together with all other obligations, debts and liabilities of Borrower to Lender, or any one or more of them, as well as all claims by Lender against Borrower, or any one or more of them; whether now or hereafter existing, voluntary or involuntary, due or not due, absolute or contingent, liquidated or unliquidated; whether Borrower may be liable individually or jointly with others; whether Borrower may be obligated as a guarantor, surety, or otherwise; whether recovery upon such Indebtedness may be or hereafter may become barred by any statute of limitations; and whether such Indebtedness may be or hereafter may become otherwise unenforceable.

         LENDER. The word "Lender" means ASAHI BANK OF CALIFORNIA, its successors and assigns.

         LOAN. The word "Loan" or "Loans" means and includes without limitation any and all commercial loans and financial accommodations from Lender to Borrower, whether now or hereafter existing, and however evidenced, including without limitation those loans and financial accommodations described herein or described on any exhibit or schedule attached to this Agreement from time to time.

         NOTE. The word "Note" means and includes without limitation Borrower's promissory note or notes, if any, evidencing Borrower's Loan obligations in favor of Lender, as well as any substitute, replacement or refinancing note or notes therefor.

         PERMITTED LIENS. The words "Permitted Liens" mean: (a) liens and security interests securing Indebtedness owed by Borrower to Lender;
         (b) liens for taxes, assessments, or similar charges either not yet due or being contested in good faith; (c) liens of materialmen, mechanics, warehousemen, or carriers, or other like liens arising in the ordinary course of business and securing obligations which are not yet delinquent; (d) purchase money liens or purchase money security interests upon or in any property acquired or held by Borrower in the ordinary course of business to secure indebtedness outstanding on the date of this Agreement or permitted to be incurred under the paragraph of this Agreement titled "Indebtedness and Liens"; (e) liens and security interests which, as of the date of this Agreement, have been disclosed to and approved by the Lender in writing; and (f) those liens and security interests which in the aggregate constitute an immaterial and insignificant monetary amount with respect to the net value of Borrower's assets.

         RELATED DOCUMENTS. The words "Related Documents" mean and include without limitation all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.

         SECURITY AGREEMENT. The words "Security Agreement" mean and include without limitation any agreements, promises, covenants, arrangements, understandings or other agreements, whether created by law, contract, or otherwise, evidencing, governing, representing, or creating a Security Interest.

         SECURITY INTEREST. The words "Security interest" mean and include without limitation any type of collateral security, whether in the form of a lien, charge, mortgage, deed of trust, assignment, pledge, chattel mortgage, chattel trust, factor's lien, equipment trust, conditional sale, trust receipt, lien or title retention contract, lease or consignment intended as a security device, or any other security or lien interest whatsoever, whether created by law, contract, or otherwise.

                            BUSINESS LOAN AGREEMENT
                                  (CONTINUED)
04-24-1996                                                              Page 2
Loan No 20002816

================================================================================

         SARA. The word "SARA" means the Superfund Amendments and Reauthorization Act of 1986 as now or hereafter amended.

         CONDITIONS PRECEDENT TO EACH ADVANCE. Lender's obligation to make the initial Loan Advance and each subsequent Loan Advance under this Agreement shall be subject to the fulfillment to Lender's satisfaction of all of the conditions set forth in this Agreement and in the Related Documents.

         LOAN DOCUMENTS. Borrower shall provide to Lender in form satisfactory to Lender the following documents for the Loan: (a) the Note, (b) Security Agreements granting to Lender security interests in the Collateral, (c) Financing Statements perfecting Lender's Security Interests; (d) evidence of insurance as required below; and (e) any other documents required under this Agreement or by Lender or its counsel.

         BORROWER'S AUTHORIZATION. Borrower shall have provided in form and substance satisfactory to Lender properly certified resolutions, duly authorizing the execution and delivery of this Agreement, the Note and the Related Documents, and such other authorizations and other documents and instruments as Lender or its counsel, in their sole discretion, may require.

         PAYMENT OF FEES AND EXPENSES. Borrower shall have paid to Lender all fees, charges, and other expenses which are then due and payable as specified in this Agreement or any Related Document.

         REPRESENTATIONS AND WARRANTIES. The representations and warranties set forth in this Agreement, in the Related Documents, and in any document or certificate delivered to Lender under this Agreement are true and correct.

         NO EVENT OF DEFAULT. There shall not exist at the time of any advance a condition which would constitute an Event of Default under this Agreement.

REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to Lender, as of the date of this Agreement, as of the date of each disbursement of Loan proceeds, as of the date of any renewal, extension or modification of any Loan, and at all times any Indebtedness exists:

         ORGANIZATION. Borrower is a corporation which is duly organized, validly existing, and in good standing under the laws of the State of California and is validly existing and in good standing in all states in which Borrower is doing business. Borrower has the full power and authority to own its properties and to transact the businesses in which it is presently engaged or presently proposes to engage. Borrower also is duly qualified as a foreign corporation and is in good standing in all states in which the failure to so quality would have a material adverse effect on its businesses or financial condition.

         AUTHORIZATION. The execution, delivery, and performance of this Agreement and all Related Documents by Borrower, to the extent to be executed, delivered or performed by Borrower, have been duly authorized by all necessary action by Borrower; do not require the consent or approval of any other person, regulatory authority or governmental body; and do not conflict with, result in a violation of, or constitute a default under (a) any provision of its articles of incorporation or organization, or bylaws, or any agreement or other instrument binding upon Borrower or (b) any law, governmental regulation, court decree, or order applicable to Borrower.

         FINANCIAL INFORMATION. Each financial statement of Borrower supplied to Lender truly and completely disclosed Borrower's financial condition as of the date of the statement, and there has been no material adverse change in Borrower's financial condition subsequent to the date of the most recent financial statement supplied to Lender. Borrower has no material contingent obligations except as disclosed in such financial statements.

         LEGAL EFFECT. This Agreement constitutes, and any instrument or agreement required hereunder to be given by Borrower when delivered will constitute, legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with their respective terms.

         PROPERTIES. Except as contemplated by this Agreement or as previously disclosed in Borrower's financial statements or in writing to Lender and as accepted by Lender, and except for property tax liens for taxes not presently due and payable, Borrower owns and has good title to all of Borrower's properties free and clear of all Security Interests, and has not executed any security documents or financing statements relating to such properties. All of Borrower's properties are titled in Borrower's legal name, and Borrower has not used, or filed a financing statement under, any other name for at least the last five
         (5) years.

         HAZARDOUS SUBSTANCES. The terms "hazardous waste," "hazardous substance," "disposal," "release," and "threatened release," as used in this Agreement, shall have the same meanings as set forth in the "CERCLA," "SARA," the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, et seq., the Resource Conservation and Recovery Act, 49 U.S.C. Section 6901, et seq., Chapters 6.5 through 7.7 of Division 20 of the California Health and Safety Code, Section 25100, et seq., or other applicable state or Federal laws, rules, or regulations adopted pursuant to any of the foregoing. Except as disclosed to and acknowledged by Lender in writing, Borrower represents and warrants that: (a) During the period of Borrower's ownership of the properties, there has been no use, generation, manufacture, storage, treatment, disposal, release or threatened release of any hazardous waste or substance by any person on, under, about or from any of the properties. (b) Borrower has no knowledge of, or reason to believe that there has been (i) any use, generation, manufacture, storage, treatment, disposal, release, or threatened release of any hazardous waste or substance on, under, about or from the properties by any prior owners or occupants of any of the properties, or (ii) any actual or threatened litigation or claims of any kind by any person relating to such matters. (c) Neither Borrower nor any tenant, contractor, agent or other authorized user of any of the properties shall use, generate, manufacture, store, treat, dispose of, or release any hazardous waste or substance on, under, about or from any of the properties; and any such activity shall be conducted in compliance with all applicable federal, state, and local laws, regulations, and ordinances, including without limitation those laws, regulations and ordinances described above. Borrower authorizes Lender and its agents to enter upon the properties to make such inspections and tests as Lender may deem appropriate to determine compliance of the properties with this section of the Agreement. Any inspections or tests made by Lender shall be at Borrower's expense and for Lender's purposes only and shall not be construed to create any responsibility or liability on the part of Lender to Borrower or to any other person. The representations and warranties contained herein are based on Borrower's due diligence in investigating the properties for hazardous waste and hazardous substances. Borrower hereby (a) releases and waives any future claims against Lender for indemnity or contribution in the event Borrower becomes liable for cleanup or other costs under any such laws, and (b) agrees to indemnify and hold harmless Lender against any and all claims, losses, liabilities, damages, penalties, and expenses which Lender may directly or indirectly sustain or suffer resulting from a breach of this section of the Agreement or as a consequence of any use, generation, manufacture, storage, disposal, release or threatened release occurring prior to Borrower's ownership or interest in the properties, whether or not the same was or should have been known to Borrower.
         The provisions of this section of the Agreement, including the obligation to indemnity, shall survive the payment of the Indebtedness and the termination or expiration of this Agreement and shall not be affected by Lender's acquisition of any interest in any of the properties, whether by foreclosure or otherwise.

         LITIGATION AND CLAIMS. No litigation, claim, investigation, administrative proceeding or similar action (including those for unpaid taxes) against Borrower is pending or threatened, and no other event has occurred which may materially adversely affect Borrower's financial condition or properties, other than litigation, claims, or other events, if any, that have been disclosed to and acknowledged by Lender in writing.

         TAXES. To the best of Borrower's knowledge, all tax returns and reports of Borrower that are or were required to be filed, have been filed, and all taxes, assessments and other governmental charges have been paid in full, except those presently being or to be contested by Borrower in good faith in the ordinary course of business and for which adequate reserves have been provided.

         LIEN PRIORITY. Unless otherwise previously disclosed to Lender in writing, Borrower has not entered into or granted any Security Agreements, or permitted the filing or attachment of any Security Interests on or affecting any of the Collateral directly or indirectly securing repayment of

                            BUSINESS LOAN AGREEMENT
                                  (CONTINUED)
04-24-1996                                                              Page 3
Loan No 20002816

================================================================================

         Borrower's Loan and Note, that would be prior or that may in any way be superior to Lender's Security Interests and rights in and to such Collateral.

         BINDING EFFECT. This Agreement, the Note, all Security Agreements directly or indirectly securing repayment of Borrower's Loan and Note and all of the Related Documents are binding upon Borrower as well as upon Borrower's successors, representatives and assigns, and are legally enforceable in accordance with their respective terms.

         COMMERCIAL PURPOSES. Borrower intends to use the Loan proceeds solely for business or commercial related purposes.

         EMPLOYEE BENEFIT PLANS. Each employee benefit plan as to which Borrower may have any liability complies in all material respects with all applicable requirements of law and regulations, and (i) no Reportable Event nor Prohibited Transaction (as defined in ERISA) has occurred with respect to any such plan, (ii) Borrower has not withdrawn from any such plan or initiated steps to do so, and (iii) no steps have been taken to terminate any such plan.

         LOCATION OF BORROWER'S OFFICES AND RECORDS. Borrower's place of business, or Borrower's Chief executive office, if Borrower has more than one place of business, is located at 8955 Beverly Boulevard, West Hollywood, CA 90048. Unless Borrower has designated otherwise in writing this location is also the office or offices where Borrower keeps its records concerning the Collateral.

         INFORMATION. All information heretofore or contemporaneously herewith furnished by Borrower to Lender for the purposes of or in connection with this Agreement or any transaction contemplated hereby is, and all information hereafter furnished by or on behalf of Borrower to Lender will be, true and accurate in every material respect on the date as of which such information is dated or certified; and none of such information is or will be incomplete by omitting to state any material fact necessary to make such information not misleading.

         SURVIVAL OF REPRESENTATIONS AND WARRANTIES. Borrower understands and agrees that Lender, without independent investigation, is relying upon the above representations and warranties in making the above referenced Loan to Borrower. Borrower further agrees that the foregoing representations and warranties shall be continuing in nature and shall remain in full force and effect until such time as Borrower's Indebtedness shall be paid in full, or until this Agreement shall BE terminated in the manner provided above, whichever is the last to occur.

AFFIRMATIVE COVENANTS. Borrower covenants and agrees with Lender that, while this Agreement is in effect, Borrower will:

         LITIGATION. Promptly inform Lender in writing of (a) all material adverse changes in Borrower's financial condition, and (b) all existing and all threatened litigation, claims, investigations, administrative proceedings or similar actions affecting Borrower or any Guarantor which could materially affect the financial condition of Borrower or the financial condition of any Guarantor.

         FINANCIAL RECORDS. Maintain its books and records in accordance with generally accepted accounting principles, applied on a consistent basis, and permit Lender to examine and audit Borrower's books and records at all reasonable times.

         FINANCIAL STATEMENTS. Furnish Lender with, as soon as available, but in no event later than one hundred twenty (120) days after the end of each fiscal year, Borrower's balance sheet and income statement for the year ended, prepared by Borrower. All financial reports required to be provided under this Agreement shall be prepared in accordance with generally accepted accounting principles, applied on a consistent basis, and certified by Borrower as being true and correct.

         ADDITIONAL INFORMATION. Furnish such additional information and statements, lists of assets and liabilities, agings of receivables and payables, inventory schedules, budgets, forecasts, tax returns, and other reports with respect to Borrower's financial condition and business operations as Lender may request from time to time.

         INSURANCE. Maintain fire and other risk insurance, public liability insurance, and such other insurance as Lender may require with respect to Borrower's properties and operations, in form, amounts, coverages and with insurance companies reasonably acceptable to Lender. Borrower, upon request of Lender, will deliver to Lender from time to time the policies or certificates of insurance in form satisfactory to Lender, including stipulations that coverages will not be cancelled or diminished without at least ten (10) days' prior written notice to Lender. Each insurance policy also shall include an endorsement providing that coverage in favor of Lender will not be impaired in any way by any act, omission or default of Borrower or any other person. In connection with all policies covering assets in which Lender holds or is offered a security interest for the Loans, Borrower will provide Lender with such loss payable or other endorsements as Lender may require.

         INSURANCE REPORTS. Furnish to Lender, upon request of Lender, reports on each existing insurance policy showing such information as Lender may reasonably request, including without limitation the following:
         (a) the name of the insurer; (b) the risks insured; (c) the amount of the policy; (d) the properties insured; (e) the then current property values on the basis of which insurance has been obtained, and the manner of determining those values; and (f) the expiration date of the policy. In addition, upon request of Lender (however not more often than annually), Borrower will have an independent appraiser satisfactory to Lender determine, as applicable, the actual cash value or replacement cost of any Collateral. The cost of such appraisal shall be paid by Borrower.

         OTHER AGREEMENTS. Comply with all terms and conditions of all other agreements, whether now or hereafter existing, between Borrower and any other party and notify Lender immediately in writing of any default in connection with any other such agreements.

         LOAN FEES AND CHARGES. In addition to all other agreed upon fees and charges, pay the following: $19,000.00.

         LOAN PROCEEDS. Use all Loan proceeds solely for Borrower's business operations, unless specifically consented to the contrary by Lender in writing.

         TAXES, CHARGES AND LIENS. Pay and discharge when due all of its indebtedness and obligations, including without limitation all assessments, taxes, governmental charges, levies and liens, of every kind and nature, imposed upon Borrower or its properties, income, or profits, prior to the date on which penalties would attach, and all lawful claims that, if unpaid, might become a lien or charge upon any of Borrower's properties, income, or profits. Provided however, Borrower will not be required to pay and discharge any such assessment, tax, charge, levy, lien or claim so long as (a) the legality of the same shall be contested in good faith by appropriate proceedings, and (b) Borrower shall have established on its books adequate reserves with respect to such contested assessment, tax, charge, levy, lien, or claim in accordance with generally accepted accounting practices. Borrower, upon demand of Lender, will furnish to Lender evidence of payment of the assessments, taxes, charges, levies, liens and claims and will authorize the appropriate governmental official to deliver to Lender at any time a written statement of any assessments, taxes, charges, levies, liens and claims against Borrower's properties, income, or profits.

         PERFORMANCE. Perform and comply with all terms, conditions, and provisions set forth in this Agreement and in the Related Documents in a timely manner, and promptly notify Lender if Borrower learns of the occurrence of any event which constitutes an Event of Default under this Agreement or under any of the Related Documents.

         OPERATIONS. Maintain executive and management personnel with substantially the same qualifications and experience AS the present executive and management personnel; provide written notice to Lender of any change in executive and management personnel; conduct its business affairs in a reasonable and prudent manner and in compliance with all applicable federal, state and municipal laws, ordinances, rules and regulations respecting its properties, charters, businesses and operations, including without limitation, compliance with the Americans With Disabilities Act and with all minimum funding standards and other requirements of ERISA and other laws applicable to Borrower's employee benefit plans.

                            BUSINESS LOAN AGREEMENT
                                  (CONTINUED)
04-24-1996                                                              Page 4
Loan No 20002816

================================================================================

         INSPECTION. Permit employees or agents of Lender at any reasonable time to inspect any and all Collateral for the Loan or Loans and Borrower's other properties and to examine or audit Borrower's books, accounts, and records and to make copies and memoranda of Borrower's books, accounts, and records. If Borrower now or at any time hereafter maintains any records (including without limitation computer generated records and computer software programs for the generation of such records) in the possession of a third party, Borrower, upon request of Lender, shall notify such party to permit Lender free access to such records at all reasonable times and to provide Lender with copies of any records it may request, all at Borrower's expense.

         COMPLIANCE CERTIFICATE. Unless waived in writing by Lender, provide Lender at least annually and at the time of each disbursement of Loan proceeds with a certificate executed by Borrower's chief financial officer, or other officer or person acceptable to Lender, certifying that the representations and warranties set forth in this Agreement are true and correct as of the date of the certificate and further certifying that, as of the date of the certificate, no Event of Default exists under this Agreement.

         ENVIRONMENTAL COMPLIANCE AND REPORTS. Borrower shall comply in all respects with all environmental protection federal, state and local laws, statutes, regulations and ordinances; not cause or permit to exist, as a result of an intentional or unintentional action or omission on its part or on the part of any third party, on property owned and/or occupied by Borrower, any environmental activity where damage may result to the environment, unless such environmental activity is pursuant to and in compliance with the conditions of a permit issued by the appropriate federal, state or local governmental authorities; shall furnish to Lender promptly and in any event within thirty (30) days after receipt thereof a copy of any notice, summons, lien, citation, directive, letter or other communication from any governmental agency or instrumentality concerning any intentional or unintentional action or omission on Borrower's part in connection with any environmental activity whether or not there is damage to the environment and/or other natural resources.

         ADDITIONAL ASSURANCES. Make, execute and deliver to Lender such promissory notes, mortgages, deeds of trust, security agreements, financing statements, instruments, documents and other agreements as Lender or its attorneys may reasonably request to evidence and secure the Loans and to perfect all Security Interests.

NEGATIVE COVENANTS. Borrower covenants and agrees with Lender that while this Agreement is in effect, Borrower shall not, without the prior written consent of Lender:

         INDEBTEDNESS AND LIENS. (a) Except for trade debt incurred in the normal course of business and indebtedness to Lender contemplated by this Agreement, create, incur or assume indebtedness for borrowed money, including capital leases, (b) except as allowed as a Permitted Lien, sell, transfer, mortgage, assign, pledge, lease, grant a security interest in, or encumber any of Borrower's assets, or (c) sell with recourse any OF Borrower's accounts, except to Lender.

         CONTINUITY OF OPERATIONS. (a) Engage in any business activities substantially different than those in which Borrower is presently engaged, (b) cease operations, liquidate, merge, transfer, acquire or consolidate with any other entity, change ownership, change its name, dissolve or transfer or sell Collateral out of the ordinary course of business, (c) pay any dividends on Borrower's stock (other than dividends payable in its stock), provided, however that notwithstanding the foregoing, but only so long as no Event of Default has occurred and is continuing or would result from the payment of dividends, if Borrower is a "Subchapter S Corporation" (as defined in the Internal Revenue Code of 1986, as amended), Borrower may pay cash dividends on its stock to its shareholders from time to time in amounts necessary to enable the shareholders to pay income taxes and make estimated income tax payments to satisfy their liabilities under federal and state law which arise solely from their status as Shareholders of a Subchapter S Corporation because of their ownership of shares of stock of Borrower, or (d) purchase or retire any of Borrower's outstanding shares or alter or amend Borrower's capital structure.

         LOANS, ACQUISITIONS AND GUARANTIES. (a) Loan, invest in or advance money or assets, (b) purchase, create or acquire any interest in any other enterprise or entity, or (c) incur any obligation as surety or guarantor other than in the ordinary course of business.

CESSATION OF ADVANCES. If Lender has made any commitment to make any Loan to Borrower, whether under this Agreement or under any other agreement, Lender shall have no obligation to make Loan Advances or to disburse Loan proceeds if:
(a) Borrower or any Guarantor is in default under the terms of this Agreement or any of the Related Documents or any other agreement that Borrower or any Guarantor has with Lender; (b) Borrower or any Guarantor becomes insolvent, files a petition in bankruptcy or similar proceedings, or is adjudged a bankrupt; (c) there occurs a material adverse change in Borrower's financial condition, in the financial condition of any Guarantor, or in the value of any Collateral securing any Loan; or (d) any Guarantor seeks, claims or otherwise attempts to limit, modify or revoke such Guarantor's guaranty of the Loan or any other loan with Lender.

EVENTS OF DEFAULT. Each of the following shall constitute an Event of Default under this Agreement:

         DEFAULT ON INDEBTEDNESS. Failure of Borrower to make any payment when due on the Loans.

         OTHER DEFAULTS. Failure of Borrower or any Grantor to comply with or to perform when due any other term, obligation, covenant or condition contained in this Agreement or in any of the Related Documents, or failure of Borrower to comply with or to perform any other term, obligation, covenant or condition contained in any other agreement between Lender and Borrower.

         DEFAULT IN FAVOR OF THIRD PARTIES. Should Borrower or any Grantor default under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's or any Grantor's ability to repay the Loans or perform their respective obligations under this Agreement or any of the Related Documents.

         FALSE STATEMENTS. Any warranty, representation or statement made or furnished to Lender by or on behalf of Borrower or any Grantor under this Agreement or the Related Documents is false or misleading in any material respect at the time made or furnished, or becomes false or misleading at any time thereafter.

         DEFECTIVE COLLATERALIZATION. This Agreement or any of the Related Documents ceases to be in full force and effect (including failure of any Security Agreement to create a valid and perfected Security Interest) at any time and for any reason.

         INSOLVENCY. The dissolution or termination of Borrower's existence as a going business, the insolvency of Borrower, the appointment of a receiver for any part of Borrower's property, any assignment for the benefit OF creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

         CREDITOR OR FORFEITURE PROCEEDINGS. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower, any creditor of any Grantor against any collateral securing the Indebtedness, or by any governmental agency. This includes A garnishment, attachment, or levy on or of any of Borrower's deposit accounts with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Borrower or Grantor, as the case may be, as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding. and if Borrower or Grantor gives lender written notice of the creditor or forfeiture proceeding and furnishes reserves or a surety bond for the creditor or forfeiture proceeding satisfactory to Lender.

         EVENTS AFFECTING GUARANTOR. Any of the preceding events occurs with respect to any Guarantor of any of the Indebtedness or any Guarantor dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any Guaranty of the Indebtedness. Lender, at its option, may, but shall not be required to, permit the Guarantor's estate to assume unconditionally the obligations arising under the guaranty in a manner satisfactory

                            BUSINESS LOAN AGREEMENT
                                  (CONTINUED)
04-24-1996                                                              Page 5
Loan No 20002816

================================================================================

         to Lender, and, in doing so, cure the Event of Default.

         CHANGE IN OWNERSHIP. Any change in ownership of twenty-five percent (25%) or more of the common stock of Borrower.

         ADVERSE CHANGE. A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment OR performance of the Indebtedness is impaired.

         RIGHT TO CURE. If any default, other than a Default on Indebtedness, is curable and if Borrower or Grantor, as the case may be, has not been given a notice of a similar default within the preceding twelve
         (12) months, it may be cured (and no Event of Default will have occurred) if Borrower or Grantor, as the case may be, after receiving written notice from Lender demanding cure of such default: (a) cures the default within fifteen (15) days; or (b) if the cure requires more than fifteen (15) days, immediately initiates steps which Lender deems in Lender's sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

EFFECT OF AN EVENT OF DEFAULT. If any Event of Default shall occur, except where otherwise provided in this Agreement or the Related Documents, all commitments and obligations of Lender under this Agreement or the Related Documents or any other agreement immediately will terminate and, at Lender's option, all Indebtedness immediately will become due and payable, all without notice OF any kind to Borrower, except that in the case of an Event of Default of the type described in the "Insolvency" subsection above, such acceleration shall be automatic and not optional. In addition, Lender shall have all the rights and remedies provided in the Related Documents or available at law, in equity, or otherwise. Except as may be prohibited by applicable law, all of Lender's rights and remedies shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Borrower or of any Grantor shall not affect Lender's right to declare a default and to exercise its rights and remedies.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Agreement:

         AMENDMENTS. This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement. No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

         APPLICABLE LAW. This Agreement has been delivered to Lender and accepted by Lender in the State of California. If there is a lawsuit, Borrower agrees upon Lender's request to submit to the jurisdiction of the courts of Los Angeles County, the State of California. Lender and Borrower hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by either Lender or Borrower against the other. This Agreement shall be governed by and construed in accordance with the laws of the State of California.

         CAPTION HEADINGS. Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.

         CONSENT TO LOAN PARTICIPATION. Borrower agrees and consents to Lender's sale or transfer, whether now or later, of one or more participation interests in the Loans to one or more purchasers, whether related or unrelated to Lender. Lender may provide, without any limitation whatsoever, to any one or more purchasers, or potential purchasers, any information or knowledge Lender may have about Borrower or about any other matter relating to the Loan, and Borrower hereby waives any rights to privacy it may have with respect to such matters. Borrower additionally waives any and all notices of sale of participation interests, as well as all notices of any repurchase of such participation interests. Borrower also agrees that the purchasers of any such participation interests will be considered as the absolute owners of such interests in the Loans and will have all the rights granted under the participation agreement or agreements governing the sale of such participation interests. Borrower further waives all rights of offset or counterclaim that it may have now or later against Lender or against any purchaser of such a participation interest and unconditionally agrees that either Lender or such purchaser may enforce Borrower's obligation under the Loans irrespective of the failure or insolvency of any holder of any interest in the Loans. Borrower further agrees that the purchaser of any such participation interests may enforce its interests irrespective of any personal claims or defenses that Borrower may have against Lender.

         COSTS AND EXPENSES. Borrower agrees to pay upon demand all of Lender's expenses, including without limitation attorneys' fees, incurred in connection with the preparation, execution, enforcement, modification and collection of this Agreement or in connection with the Loans made pursuant to this Agreement. Lender may pay someone else to help collect the Loans and to enforce this Agreement, and Borrower will pay that amount. This includes, subject to any limits under applicable law, Lender's attorneys' fees and Lender's legal expenses, whether or not there is a lawsuit, including attorneys' fees for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Borrower also will pay any court costs, in addition to all other sums provided by law.

         NOTICES. All notices required to be given under this Agreement shall be given in writing, may be sent by telefacsimilie, and shall be effective when actually delivered or when deposited with a nationally recognized overnight courier or deposited in the United States mail, first class, postage prepaid, addressed to the party to whom the notice is to be given at the address shown above. Any party may change its address for notices under this Agreement by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address. To the extent permitted by applicable law, if there is more than one Borrower, notice to any Borrower will constitute notice to all Borrowers. For notice purposes, Borrower agrees to keep Lender informed at all times of Borrower's current addresses).

         SEVERABILITY. If a court of competent jurisdiction finds any provision of this Agreement to be invalid or unenforceable as to any person or circumstance, such finding shall not render that provision invalid or unenforceable as to any other persons or circumstances. If feasible, any such offending provision shall be deemed to be modified to be within the limits of enforceability or validity; however, if the offending provision cannot be so modified, it shall be stricken and all other provisions of this Agreement in all other respects shall remain valid and enforceable.

         SUBSIDIARIES AND AFFILIATES OF BORROWER. To the extent the context of any provisions of this Agreement makes it appropriate, including without limitation any representation, warranty or covenant, the word "Borrower" as used herein shall include all subsidiaries and affiliates of Borrower. Notwithstanding the foregoing however, under no circumstances shall this Agreement be construed to require Lender to make any Loan or other financial accommodation to any subsidiary or affiliate of Borrower.

         SUCCESSORS AND ASSIGNS. All covenants and agreements contained by or on behalf of Borrower shall bind its successors and assigns and shall inure to the benefit of Lender, its successors and assigns. Borrower shall not, however, have the right to assign its rights under this Agreement or any interest therein, without the prior written consent of Lender.

         SURVIVAL. All warranties, representations, and covenants made by Borrower in this Agreement or in any certificate or other instrument delivered by Borrower to Lender under this Agreement shall be considered to have been relied upon by Lender and will survive the making of the Loan and delivery to Lender of the Related Documents, regardless of any investigation made by Lender or on Lender's behalf.

         TIME IS OF THE ESSENCE. Time is of the essence in the performance of this Agreement.

         WAIVER. Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. a waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver BY Lender, nor any course of dealing between Lender and Borrower, or

                            BUSINESS LOAN AGREEMENT
                                  (CONTINUED)
04-24-1996                                                              Page 6
Loan No 20002816

================================================================================

         between Lender and any Grantor, shall constitute a waiver of any of Lender's rights or of any obligations of Borrower or of any Grantor as to any future transactions. Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent in subsequent Instances where such consent is required, and in all cases such consent may be granted or withheld in the sole discretion of Lender.

  BORROWER ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS BUSINESS LOAN AGREEMENT, AND BORROWER AGREES TO ITS TERMS. THIS AGREEMENT IS DATED AS OF APRIL 24,1996.

  BORROWER:

  DOVE AUDIO, INC.

  By:  MICHAEL VINER
     --------------------------------------------------
     MICHAEL VINER, CHAIRMAN OF THE BOARD AND PRESIDENT

  LENDER:
  ASAHI BANK OF CALIFORNIA

  By
    ---------------------------------------------------
     AUTHORIZED OFFICER

LASER PRO, Reg. U.S. Pat. & T.M. Off., Ver. 3.20b (c) 1996 CFI ProServices, Inc. All rights reserved. [CA-C40 E3.20 F3.20 P3.20 20002816.LN]

                                PROMISSORY NOTE

  PRINCIPAL       LOAN DATE        MATURITY        LOAN NO      CALL       COLLATERAL        ACCOUNT     OFFICER     INITIALS
$1,900,000.00    04-24-1996       04-15-2001      20002816                                                FOON

References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.

Borrower:         DOVE AUDIO,INC. (TIN: 954015834)                                Lender: ASAHI BANK OF CALIFORNIA
                  8955 BEVERLY BOULEVARD                                                  635 WEST 7TH STREET
                  WEST HOLLYWOOD, CA 90048                                                LOS ANGELES, CA 90017

====================================================================================================================


PRINCIPAL AMOUNT: $1,900,000.00     INTEREST RATE: 8.000%     DATE OF NOTE: APRIL 24, 1996


PROMISE TO PAY. DOVE AUDIO,INC. ("BORROWER") PROMISES LO PAY LO ASAHI BANK OF CALIFORNIA ("LENDER"), OR ORDER, IN LAWFUL MONEY OF THE UNITED STATES OF AMERICA, THE PRINCIPAL AMOUNT OF ONE MILLION NINE HUNDRED THOUSAND & 00/100 DOLLARS ($1,900,000.00), TOGETHER WITH INTEREST AT THE RATE OF 8.000% PER ANNUM ON THE UNPAID PRINCIPAL BALANCE FROM APRIL 25, 1996, UNTIL PAID IN FULL.

PAYMENT. BORROWER WILL PAY THIS LOAN ON DEMAND, OR IF NO DEMAND IS MADE, IN 59 REGULAR PAYMENTS OF $15,995.20 EACH AND ONE IRREGULAR LAST PAYMENT ESTIMATED AT $1,677,930.23. BORROWER'S FIRST PAYMENT IS DUE MAY 15, 1996, AND ALL SUBSEQUENT PAYMENTS ARE DUE ON THE SAME DAY OF EACH MONTH AFTER THAT. BORROWER'S FINAL PAYMENT DUE APRIL 15, 2001, WILL BE FOR ALL PRINCIPAL AND ALL ACCRUED INTEREST NOT YET PAID. PAYMENTS INCLUDE PRINCIPAL AND INTEREST. Interest on this Note is computed on a 365/360 simple interest basis; that is, by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing. Unless otherwise agreed or required by applicable law, payments will be applied first to accrued unpaid interest, then to principal, and any remaining amount to any unpaid collection costs and late charges.

PREPAYMENT. Borrower agrees that all loan fees and other prepaid finance charges are earned fully as of the date of the loan and will not be subject to refund upon early payment (whether voluntary or as a result of default), except as otherwise required by law. Except for the foregoing, Borrower may pay all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments under the payment schedule. Rather, they will reduce the principal balance due and may result in Borrower making fewer payments.

LATE CHARGE. If a payment is 10 days or more late, Borrower will be charged 2.000% OF THE UNPAID PORTION OF THE REGULARLY SCHEDULED PAYMENT.

DEFAULT. Borrower will be in default if any of the following happens: (a) Borrower fails to make any payment when due. (b) Borrower breaks any promise Borrower has made to Lender, or Borrower fails to comply with or to perform when due any other term, obligation, covenant, or condition contained in this Note or any agreement related to this Note, or in any other agreement or loan Borrower has with Lender. (c) Borrower defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's ability to repay this Note or perform Borrower's obligations under this Note or any of the Related Documents. (d) Any representation or statement made or furnished to Lender by Borrower or on Borrower's behalf is false or misleading in any material respect either now or at the time made or furnished. (e) Borrower becomes insolvent, A receiver is appointed for any part OF Borrower's property, Borrower makes an assignment for the benefit of creditors, or any proceeding is commenced either by Borrower or against Borrower under any bankruptcy or insolvency laws. (f) Any creditor tries to take any of Borrower's property on or in which Lender has a lien or security interest. This includes a garnishment of any of Borrower's accounts with Lender. (g) Any of the events described in this default section occurs with respect to any guarantor of this Note. (h) A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of the Indebtedness is impaired.

If any default, other than a default in payment, is curable and if Borrower has not been given a notice of a breach of the same provision of this Note within the preceding twelve (12) months, it may be cured (and no event of default will have occurred) if Borrower, after receiving written notice from Lender demanding cure of such default: (a) cures the default within fifteen (15) days; or (b) if the cure requires more than fifteen (15) days, immediately initiates steps which Lender deems in Lender's sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

LENDER'S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance on this Note and all accrued unpaid interest immediately due, without notice, and then Borrower will pay that amount. Upon default, or if this Note is not paid at final maturity, Lender, at its option, may add any unpaid accrued interest to principal and such sum will bear interest therefrom until paid, at the rate provided in this Note. Lender may hire or pay someone else to help collect this Note if Borrower does not pay. Borrower also will pay Lender that amount. This includes, subject to any limits under applicable law, Lender's attorneys' fees and Lender's legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Borrower also will pay any court costs, in addition to all other sums provided by law. THIS NOTE HAS BEEN DELIVERED TO LENDER AND ACCEPTED BY LENDER IN THE STATE OF CALIFORNIA. IF THERE IS A LAWSUIT, BORROWER AGREES UPON LENDER'S REQUEST TO SUBMIT TO THE JURISDICTION OF THE COURTS OF LOS ANGELES COUNTY, THE STATE OF CALIFORNIA. LENDER AND BORROWER HEREBY WAIVE THE RIGHT TO ANY JURY TRIAL IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM BROUGHT BY EITHER LENDER OR BORROWER AGAINST THE OTHER. THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.

COLLATERAL. Borrower acknowledges this Note is secured by 1st Deed of Trust on the property located at 8955 Beverly Boulevard, West Hollywood, California 90048. That agreement contains the following due on sale provision: Lender may, at its option, declare immediately due and payable all sums secured by this Deed of Trust upon the sale or transfer, without the Lender's prior written consent, of all or any part of the Real Property, or any interest in the Real Property. A "sale or transfer" means the conveyance of Real Property or any right, title or interest therein; whether legal, beneficial or equitable; whether voluntary or involuntary; whether by outright sale, deed, installment sale contract, land contract, contract for deed, leasehold interest with a term greater than three (3) years, lease-option contract, or by sale, assignment, or transfer of any beneficial interest in or to any land trust holding title to the Real Property, or by any other method of conveyance of Real Property interest. If any Trustor is a corporation, partnership or limited liability company, transfer also includes any change in ownership of more than twenty-five percent (25%) of the voting stock, partnership interests or limited liability company interests, as the case may be, of Trustor. However, this option shall not be exercised by Lender if such exercise is prohibited by applicable law.

                                PROMISSORY NOTE
                                  (CONTINUED)
04-24-1996                                                             Page 2
Loan No 20002816

================================================================================

GENERAL PROVISIONS. This Note is payable on demand. The inclusion of specific default provisions or rights of Lender shall not preclude lender's right to declare payment of this Note on its demand. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive any applicable statute of limitations, presentment, demand for payment, protest and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan, or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made.

PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE
PROVISIONS OF THIS NOTE. BORROWER AGREES TO THE TERMS OF THE NOTE AND ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THE NOTE.

BORROWER:

DOVE AUDIO,INC.


BY: MICHAEL VINER
   ---------------------------------------------------
    MICHAEL VINER, CHAIRMAN OF THE BOARD AND PRESIDENT

================================================================================


Fixed Rate.  Balloon.       LASER PRO, Reg.  U.S. Pat. & T.M. Off., Ver. 3.20b
(C) 1996 CFI ProServices, Inc. All rights reserved. [CA-020 E3.20 P3.20 2000281 S.LN]

RECORDATION REQUESTED BY:
   ASAHI BANK OF CALIFORNIA
   635 WEST 7TH STREET
   LOS ANGELES, CA 90017

WHEN RECORDED MAIL TO:
   ASAHI BANK OF CALIFORNIA
   635 WEST 7TH STREET
   LOS ANGELES, CA 90017

SEND TAX NOTICES TO:
   ASAHI BANK OF CALIFORNIA
   635 WEST 7TH STREET
   LOS ANGELES, CA 90017

                                                         FOR RECORDER'S USE ONLY

                                 DEED OF TRUST

THIS DEED OF TRUST IS DATED APRIL 24, 1996, AMONG DOVE AUDIO,INC., WHOSE ADDRESS IS 8955 BEVERLY BOULEVARD, WEST HOLLYWOOD, CA 90048 (REFERRED TO BELOW AS "TRUSTOR"); ASAHI BANK OF CALIFORNIA, WHOSE ADDRESS IS 635 WEST 7TH STREET, LOS ANGELES, CA 90017 (REFERRED TO BELOW SOMETIMES AS "LENDER" AND SOMETIMES AS "BENEFICIARY"); AND NORTH AMERICAN TITLE COMPANY, WHOSE ADDRESS IS 520 NORTH BRAND BOULEVARD, GLENDALE, CA 91203 (REFERRED TO BELOW AS "TRUSTEE").

CONVEYANCE AND GRANT. FOR VALUABLE CONSIDERATION, TRUSTOR IRREVOCABLY GRANTS, TRANSFERS AND ASSIGNS TO TRUSTEE in trust, WITH POWER OF SALE, FOR THE BENEFIT OF LENDER AS BENEFICIARY, all of Trustor's right, title, and interest in and to the following described real property, together with all existing or subsequently erected or affixed buildings, improvements and fixtures; all easements, rights of way, and appurtenances; all water, water rights and ditch rights (including stock in utilities with ditch or irrigation rights); and all other rights, royalties, and profits relating to the real property, including without limitation all minerals, oil, gas, geothermal and similar matters, LOCATED in LOS ANGELES COUNTY, STATE OF CALIFORNIA (THE "REAL PROPERTY"):

         PLEASE SEE EXHIBIT "A" ATTACHED HERETO AND BY THIS REFERENCE MADE A PART HEREOF.

THE REAL PROPERTY OR ITS ADDRESS IS COMMONLY KNOWN AS 8955 BEVERLY BOULEVARD, WEST HOLLYWOOD, CA 90048.

Trustor presently assigns to Lender (also known as Beneficiary in this Deed of Trust) all of Trustor's right, title, and interest in and to all present and future leases of the Property and all Rents from the Property. This is an absolute assignment in the Rents given as additional Security pursuant to California Civil Code Section 2938. In addition, Trustor grants Lender a Uniform Commercial Code security interest in the Rents and the Personal Property defined below.

DEFINITIONS. The following words shall have the following meanings when used in this Deed of Trust. Terms not otherwise defined in this Deed of Trust shall have the meanings attributed to such terms in the Uniform Commercial Code. All references to dollar amounts shall mean amounts in lawful money of the United States of America.

         BENEFICIARY. The word "Beneficiary" means ASAHI BANK OF CALIFORNIA, its successors and assigns. ASAHI BANK OF CALIFORNIA also is referred to as "Lender" in this Deed of Trust.

         DEED OF TRUST. The words "Deed of Trust" mean this Deed of Trust among Trustor, Lender, and Trustee, and includes without limitation all assignment and security interest provisions relating to the Personal Property and Rents.

         GUARANTOR. The word "Guarantor" means and includes without limitation any and all guarantors, sureties, and accommodation parties in connection with the Indebtedness.

         IMPROVEMENTS. The word "Improvements" means and includes without limitation all existing and future improvements, fixtures, buildings, structures, mobile homes affixed on the Real Property, facilities, additions, replacements and other construction on the Real Property.

                                 DEED OF TRUST
                                  (CONTINUED)
04-24-1996                                                              Page 2
Loan No 20002816


         INDEBTEDNESS. The word "Indebtedness" means all principal and interest payable under the Note and any amounts expended or advanced by Lender to discharge obligations of Trustor or expenses incurred by Trustee or Lender to enforce obligations of Trustor under this Deed of Trust, together with interest on such amounts as provided in this Deed of Trust.

         LENDER. The word "Lender" means ASAHI BANK OF CALIFORNIA, its successors and assigns.

         NOTE. THE WORD "NOTE" MEANS THE NOTE DATED APRIL 24, 1996, in THE PRINCIPAL AMOUNT OF $1,900,000.00 from Trustor to Lender, together with all renewals, extensions, modifications, refinancings, and substitutions for the Note.

         PERSONAL PROPERTY. The words "Personal Property" mean all equipment, fixtures, and other articles of personal property now or hereafter owned by Trustor, and now or hereafter attached or affixed to the Real Property; together with all accessions, parts, and additions to, all replacements of, and all substitutions for, any of such property; and together with all proceeds (including without limitation all insurance proceeds and refunds of premiums) from any sale or other disposition of the Property.

         PROPERTY. The word "Property" means collectively the Real Property and the Personal Property.

         REAL PROPERTY. The words "Real Property" mean the property, interests and rights described above in the "Conveyance and Grant" section.

         RELATED DOCUMENTS. The words "Related Documents" mean and include without limitation all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.

         RENTS. The word "Rents" means all present and future rents, revenues, income, issues, royalties, profits, and other benefits derived from the Property.

         TRUSTEE. The word "Trustee" means North American Title Company and any substitute or successor trustees.

         TRUSTOR. The word "Trustor" means any and all persons and entities executing this Deed of Trust, including without limitation all Trustors named above.

THIS DEED OF TRUST, INCLUDING THE ASSIGNMENT OF RENTS AND THE SECURITY INTEREST IN THE RENTS AND PERSONAL PROPERTY, IS GIVEN TO SECURE (1) PAYMENT OF THE INDEBTEDNESS AND (2) PERFORMANCE OF ANY AND ALL OBLIGATIONS OF TRUSTOR UNDER THE NOTE, THE RELATED DOCUMENTS, AND THIS DEED OF TRUST. THIS DEED OF TRUST IS GIVEN AND ACCEPTED ON THE FOLLOWING TERMS:

PAYMENT AND PERFORMANCE. Except as otherwise provided in this Deed of Trust, Trustor shall pay to Lender all amounts secured by this Deed of Trust as they become due, and shall strictly and in a timely manner perform all of Trustor's obligations under the Note, this Deed of Trust, and the Related Documents.

POSSESSION AND MAINTENANCE OF THE PROPERTY. Trustor agrees that Trustor's possession and use of the Property shall be governed by the following provisions:

         POSSESSION AND USE. Until the occurrence of an Event of Default, or until Lender exercises its right to collect Rents as provided for in the Assignment of Rents form executed by Grantor in connection with the Property, Trustor may (a) remain in possession and control of the Property, (b) use, operate or manage the Property, and (c) collect any Rents, from the Property.

         DUTY TO MAINTAIN. Trustor shall maintain the Property in tenantable condition and promptly perform all repairs, replacements, and maintenance necessary to preserve its value.

         HAZARDOUS SUBSTANCES. The terms "hazardous waste," "hazardous substance," "disposal," "release," and "threatened release," as used in this Deed of Trust, shall have the same meanings as set forth in the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. Section 9601, et seq. ("CERCLA"), the Superfund Amendments and Reauthorization Act of 1986, Pub. L. No. 99-499 ("SARA"), the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, et seq., the Resource Conservation and Recovery Act, 49 U.S.C. Section 6901, et seq., Chapter 6.5 through 7.7 of Division 20 of the California Health and Safety Code, Section 25100, et seq., or other applicable state or Federal laws, rules, or regulations adopted pursuant to any of the foregoing. The terms "hazardous waste" and "hazardous substance" shall also include, without limitation, petroleum and petroleum by-products or any fraction thereof and asbestos. Trustor represents and warrants to Lender that: (a) During the period of Trustor's ownership of the Property, there has been no use, generation, manufacture, storage, treatment, disposal, release or threatened release of any hazardous waste or substance by any person on, under, about or from the Property; (b) Trustor has no knowledge of, or reason to believe that there has been, except as previously disclosed to

04-24-1995                       DEED OF TRUST                            Page 3
Loan No 20002816                  (Continued)
================================================================================

        and acknowledged by Lender in writing, (i) any use, generation, manufacture, storage, treatment, disposal, release, or threatened release of any hazardous waste or substance on, under, about or from the Property by any prior owners or occupants of the Property or (ii) any actual or threatened litigation or claims of any kind by any person relating to such matters; and (c) Except as previously disclosed to and acknowledged by Lender in writing, (i) neither Trustor nor any tenant, contractor, agent or other authorized user of the Property shall use, generate, manufacture, store, treat, dispose of, or release any hazardous waste or substance on, under, about or from the Property and
        (ii) any such activity shall be conducted in compliance with all applicable federal, state, and local laws, regulations and ordinances, including without limitation those laws, regulations, and ordinances described above. Trustor authorizes Lender and its agents to enter upon the Property to make such inspections and tests, at Trustor's expense, as Lender may deem appropriate to determine compliance of the Property with this section of the Deed of Trust. Any inspections or tests made by Lender shall be for Lender's purposes only and shall not be construed to create any responsibility or liability on the part of the Lender to Trustor or to any other person. The representations and warranties contained herein are based on the Trustor's due diligence in investigating the Property for hazardous waste and hazardous substances. Trustor hereby (a) releases and waives any future claims against Lender for indemnity or contribution in the event Trustor becomes liable for cleanup or other costs under any such laws, and (b) agrees to indemnify and hold harmless Lender against any and all claims, losses, liabilities, damages, penalties, and expenses which Lender may directly or indirectly sustain or suffer resulting from a breach of this section of the Deed of Trust or as a consequence of any use, generation, manufacture, storage, disposal, release or threatened release occurring prior to Trustor's ownership or interest in the Property, whether or not the same was or should have been known to Trustor. The provisions of this section of the Deed of Trust, including the obligation to indemnify, shall survive the payment of the indebtedness and the satisfaction and reconveyance of the lien of this Deed of Trust and shall not be affected by Lender's acquisition of any interest in the Property, whether by foreclosure or otherwise.

        NUISANCE, WASTE. Trustor shall not cause, conduct or permit any nuisance nor commit, permit, or suffer any stripping of or waste on or to the Property or any portion of the Property. Without limiting the generality of the foregoing, Trustor will not remove, or grant to any other party the right to remove, any timber, minerals (including oil and gas), soil, gravel or rock products without the prior written consent of Lender.

        REMOVAL OF IMPROVEMENTS. Trustor shall not demolish or remove any improvements from the Real Property without the prior written consent of Lender. As a condition to the removal of any improvements, Lender may require Trustor to make arrangements satisfactory to Lender to replace such improvements with improvements of at least equal value.

        LENDER'S RIGHT TO ENTER. Lender and its agents and representatives may enter upon the Real Property at all reasonable times to attend to Lender's interests and to inspect the Property for purposes of Trustor's compliance with the terms and conditions of this Deed of Trust.

        COMPLIANCE WITH GOVERNMENTAL REQUIREMENTS. Trustor shall promptly comply with all laws, ordinances, and regulations, now or hereafter in effect, of all governmental authorities applicable to the use or occupancy of the Property, including without limitation, the Americans With Disabilities Act. Trustor may contest in good faith any such law, ordinance, or regulation and withhold compliance during any proceeding, including appropriate appeals, so long as Trustor has notified Lender in writing prior to doing so and so long as, in Lender's sole opinion, Lender's interests in the Property are not jeopardized. Lender may require Trustor to post adequate security or a surety bond, reasonably satisfactory to Lender, to protect the Lender's interest.

        DUTY TO PROTECT. Trustor agrees neither to abandon nor leave unattended the Property. Trustor shall do all other acts, in addition to those acts set forth above in this section, which from the character and use of the Property are reasonably necessary to protect and preserve the Property.

DUE ON SALE - CONSENT BY LENDER. Lender may, at its option, declare immediately due and payable all sums secured by this Deed of Trust upon the sale or transfer, without the Lender's prior written consent, of all or any part of the Real Property, or any interest in the Real Property. A "sale or transfer" means the conveyance of Real Property or any right, title or interest therein; whether legal, beneficial or equitable; whether voluntary or involuntary; whether by outright sale, deed, installment sale contract, land contract, contract for deed, leasehold interest with a term greater than three (3) years, lease-option contract, or by sale, assignment, or transfer of any beneficial interest in or to any land trust holding title to the Real Property, or by any other method of conveyance of Real Property interest. If any Trustor is a corporation, partnership or limited liability company, transfer also includes any change in ownership of more than twenty-five percent (25%) of the voting stock, partnership interests or limited liability company interests, as the case may be, of Trustor. However, this option shall not be exercised by Lender if such exercise is prohibited by applicable law.

TAXES AND LIENS. The following provisions relating to the taxes and liens on the Property are a part of this Deed of Trust.

        PAYMENT.  Trustor shall pay when due (and in all events at least ten
        (10) days prior to delinquency) all taxes, special taxes, assessments, charges (including water and sewer), fines and impositions levied against or on account of the Property, and shall pay when due all claims for work done on or for services rendered or material furnished to the Property. Trustor shall maintain the Property free of all liens having priority over or equal to the interest of Lender under this Deed of Trust, except for the lien of taxes and assessments not due and except as otherwise provided in this Deed of Trust.

        RIGHT TO CONTEST. Trustor may withhold payment of any tax, assessment, or claim in connection with a good faith dispute over the obligation to pay, so long as Lender's interest in the Property is not jeopardized. If a lien

04-24-1995                       DEED OF TRUST                            Page 4
Loan No 20002816                  (Continued)
================================================================================

        arises or is filed as a result of nonpayment, Trustor shall within fifteen (15) days after the lien arises or, if a lien is filed, within fifteen (15) days after Trustor has notice of the filing, secure the discharge of the lien, or if requested by Lender, deposit with Lender cash or a sufficient corporate surety bond or other security satisfactory to Lender in an amount sufficient to discharge the lien plus any costs and attorneys' fees or other charges that could accrue as a result of a foreclosure or sale under the lien. In any contest, Trustor shall defend itself and Lender and shall satisfy any adverse judgment before enforcement against the Property. Trustor shall name Lender as an additional obligee under any surety bond furnished in the contest proceedings.

        EVIDENCE OF PAYMENT. Trustor shall upon demand furnish to Lender satisfactory evidence of payment of the taxes or assessments and shall authorize the appropriate governmental official to deliver to Lender at any time a written statement of the taxes and assessments against the Property.

        NOTICE OF CONSTRUCTION.  Trustor shall notify Lender at least fifteen
        (15) days before any work is commenced, any services are furnished, or any materials are supplied to the Property, if any mechanic's lien, materialmen's lien, or other lien could be asserted on account of the work, services, or materials. Trustor will upon request of Lender furnish to Lender advance assurances satisfactory to Lender that Trustor can and will pay the cost of such improvements.

PROPERTY DAMAGE INSURANCE. The following provisions relating to insuring the Property are a part of this Deed of Trust.

        MAINTENANCE OF INSURANCE. Trustor shall procure and maintain policies of fire insurance with standard extended coverage endorsements on a replacement basis for the full insurable value covering all improvements on the Real Property in an amount sufficient to avoid application of any coinsurance clause, and with a standard mortgagee clause in favor of Lender. Grantor shall also procure and maintain comprehensive general liability insurance in such coverage amounts as Lender may request with trustee and Lender being named as additional insureds in such liability insurance policies. Additionally, Grantor shall maintain such other insurance, including but not limited to hazard, business interruption, and boiler insurance, as Lender may reasonably require. Notwithstanding the foregoing, in no event shall Trustor be required to provide hazard insurance in excess of the replacement value of the improvements on the Real Property. Policies shall be written in form, amounts, coverages and basis reasonably acceptable to Lender and issued by a company or companies reasonably acceptable to Lender. Trustor, upon request of Lender, will deliver to Lender from time to time the policies or certificates of insurance in form satisfactory to Lender, including stipulations that coverages will not be cancelled or diminished without at least ten (10) days' prior written notice to Lender. Each insurance policy also shall include an endorsement providing that coverage in favor of Lender will not be impaired in any way by any act, omission or default of Grantor or any other person. Should the Real Property at any time become located in an area designated by the Director of the Federal Emergency Management Agency as a special flood hazard area, Trustor agrees to obtain and maintain Federal Flood insurance to the extent such insurance is required by Lender and is or becomes available, for the term of the loan and for the full unpaid balance of the loan, or the maximum limit of coverage that is available, whichever is less.

        APPLICATION OF PROCEEDS. Trustor shall promptly notify Lender of any loss or damage to the Property. Lender may make proof of loss if Trustor fails to do so within fifteen (15) days of the casualty. If in Lender's sole judgment Lender's security interest in the Property has been impaired, Lender may, at its election, receive and retain the proceeds of any insurance and apply the proceeds to the reduction of the indebtedness, payment of any lien affecting the Property, or the restoration and repair of the Property. If the proceeds are to be applied to restoration and repair, Trustor shall repair or replace the damaged or destroyed improvements in a manner satisfactory to Lender. Lender shall, upon satisfactory proof of such expenditure, pay or reimburse Trustor from the proceeds for the reasonable cost of repair or restoration if Trustor is not in default under this Deed of Trust. Any proceeds which have not been disbursed within 180 days after their receipt and which Lender has not committed to the repair or restoration of the Property shall be used first to pay any amount owing to Lender under this Deed of Trust, then to pay accrued interest, and the remainder, if any, shall be applied to the principal balance of the indebtedness. If Lender holds any proceeds after payment in full of the indebtedness, such proceeds shall be paid to Trustor as Trustor's interests may appear.

        UNEXPIRED INSURANCE AT SALE. Any unexpired insurance shall inure to the benefit of, and pass to, the purchaser of the Property covered by this Deed of Trust at any trustee's sale or other sale held under the provisions of this Deed of Trust, or at any foreclosure sale of such Property.

        TRUSTOR'S REPORT ON INSURANCE. Upon request of Lender, however, not more than once a year, Trustor shall furnish to Lender a report on each existing policy of insurance showing: (a) the name of the insurer; (b) the risks insured; (c) the amount of the policy; (d) the property insured, the then current replacement value of such property, and the manner of determining that value; and (e) the expiration date of the policy. Trustor shall, upon request of Lender, have an independent appraiser satisfactory to Lender determine the cash value replacement cost of the Property.

EXPENDITURES BY LENDER. If Trustor fails to comply with any provision of this Deed of Trust, or if any action or proceeding is commenced that would materially affect Lender's interests in the Property, Lender on Trustor's behalf may, but shall not be required to, take any action that Lender deems appropriate. Any amount that Lender expends in so doing will bear interest at the rate charged under the Note from the date incurred or paid by Lender to the date of repayment by Trustor. All such expenses, at Lender's option, will (a) be payable on demand, (b) be added to the balance of the Note and be apportioned among and be payable with any installment payments to become due during either
(i) the term of any applicable insurance policy or (ii) the remaining term of the Note, or (c) be treated as a balloon payment which will be due and payable at the Note's maturity. This Deed of Trust also will secure payment of these amounts. The rights provided for in this paragraph shall be in addition to any other rights or any remedies to which Lender may he entitled on account of the default. Any such action by Lender shall not be construed as curing the default so as to bar Lender from any remedy that it otherwise would have

04-24-1996                       DEED OF TRUST                            Page 5
Loan No 20002816                  (Continued)
================================================================================

had.

WARRANTY; DEFENSE OF TITLE. The following provisions relating to ownership of the Property are a part of this Deed of Trust.

        TITLE. Trustor warrants that: (a) Trustor holds good and marketable title of record to the Property in fee simple, free and clear of all liens and encumbrances other than those set forth in the Real Property description or in any title insurance policy, title report, or final title opinion issued in favor of, and accepted by, Lender in connection with this Deed of Trust, and (b) Trustor has the full right, power, and authority to execute and deliver this Deed of Trust to Lender.

        DEFENSE OF TITLE. Subject to the exception in the paragraph above, Trustor warrants and will forever defend the title to the Property against the lawful claims of all persons. In the event any action or proceeding is commenced that questions Trustor's title or the interest of Trustee or Lender under this Deed of Trust, Trustor shall defend the action at Trustor's expense. Trustor may be the nominal party in such proceeding, but Lender shall be entitled to participate in the proceeding and to be represented in the proceeding by counsel of Lender's own choice, and Trustor will deliver, or cause to be delivered, to Lender such instruments as Lender may request from time to time to permit such participation.

        COMPLIANCE WITH LAWS. Trustor warrants that the Property and Trustor's use of the Property complies with all existing applicable laws, ordinances, and regulations of governmental authorities.

CONDEMNATION. The following provisions relating to condemnation proceedings are a part of this Deed of Trust.

        APPLICATION OF NET PROCEEDS. If all or any part of the Property is condemned by eminent domain proceedings or by any proceeding or purchase in lieu of condemnation, Lender may at its election require that all or any portion of the net proceeds of the award be applied to the indebtedness or the repair or restoration of the Property. The net proceeds of the award shall mean the award after payment of all reasonable costs, expenses, and attorneys' fees incurred by Trustee or Lender in connection with the condemnation.

        PROCEEDINGS. If any proceeding in condemnation is filed, Trustor shall promptly notify Lender in writing, and Trustor shall promptly take such steps as may be necessary to defend the action and obtain the award. Trustor may be the nominal party in such proceeding, but Lender shall be entitled to participate in the proceeding and to be represented in the proceeding by counsel of its own choice, and Trustor will deliver or cause to be delivered to Lender such instruments as may be requested by it from time to time to permit such participation.

IMPOSITION OF TAXES, FEES AND CHARGES BY GOVERNMENTAL AUTHORITIES. The following provisions relating to governmental taxes, fees and charges are a part of this Deed of Trust:

        CURRENT TAXES, FEES AND CHARGES. Upon request by Lender, Trustor shall execute such documents in addition to this Deed of Trust and take whatever other action is requested by Lender to perfect and continue Lender's lien on the Real Property. Trustor shall reimburse Lender for all taxes, as described below, together with all expenses incurred in recording, perfecting or continuing this Deed of Trust, including without limitation all taxes, fees, documentary stamps, and other charges for recording or registering this Deed of Trust.

        TAXES. The following shall constitute taxes to which this section applies: (a) a specific tax upon this type of Deed of Trust or upon all or any part of the indebtedness secured by this Deed of Trust; (b) a specific tax on Trustor which Trustor is authorized or required to deduct from payments on the indebtedness secured by this type of Deed of Trust; (c) a tax on this type of Deed of Trust chargeable against the Lender or the holder of the Note; and (d) a specific tax on all or any portion of the indebtedness or on payments of principal and interest made by Trustor.

        SUBSEQUENT TAXES. If any tax to which this section applies is enacted subsequent to the date of this Deed of Trust, this event shall have the same effect as an Event of Default (as defined below), and Lender may exercise any or all of its available remedies for an Event of Default as provided below unless Trustor either (a) pays the tax before it becomes delinquent, or (b) contests the tax as provided above in the Taxes and Liens section and deposits with Lender cash or a sufficient corporate surety bond or other security satisfactory to Lender.

SECURITY AGREEMENT; FINANCING STATEMENTS. The following provisions relating to this Deed of Trust as a security agreement are a part of this Deed of Trust.

        SECURITY AGREEMENT. This instrument shall constitute a security agreement to the extent any of the Property constitutes fixtures or other personal property, and Lender shall have all of the rights of a secured party under the Uniform Commercial Code as amended from time to time.

        SECURITY INTEREST. Upon request by Lender, Trustor shall execute financing statements and take whatever other action is requested by Lender to perfect and continue Lender's security interest in the Rents and Personal Property. Trustor shall reimburse Lender for all expenses incurred in perfecting or continuing this security interest. Upon default, Trustor shall assemble the Personal Property in a manner and at a place reasonably convenient to Trustor and Lender and make it available to Lender within three (3) days after receipt of written demand from Lender.

        ADDRESSES. The mailing addresses of Trustor (debtor) and Lender (secured party), from which information concerning the security interest granted by this Deed of Trust may be obtained (each as required by the Uniform Commercial Code), are as stated on the first page of this Deed of Trust.

FURTHER ASSURANCES; ATTORNEY-IN-FACT. The following provisions relating to further assurances and attorney-in-fact are a part of this Deed of Trust.

        FURTHER ASSURANCES. At any time, and from time to time, upon request of Lender, Trustor will make, execute and deliver, or will cause to be made, executed or delivered, to Lender or to Lender's designee, and when

04-24-1996                      DEED OF TRUST                            Page 6
Loan No 20002816                 (Continued)
================================================================================

        requested by Lender, cause to be filed, recorded, refiled, or rerecorded, as the case may be, at such times and in such offices and places as Lender may deem appropriate, any and all such mortgages, deeds of trust, security deeds, security agreements, financing statements, continuation statements, instruments of further assurance, certificates, and other documents as may, in the sole opinion of Lender, be necessary or desirable in order to effectuate, complete, perfect, continue, or preserve (a) the obligations of Trustor under the Note, this Deed of Trust, and the Related Documents, and (b) the liens and security interests created by this Deed of Trust as first and prior liens on the Property, whether now owned or hereafter acquired by Trustor. Unless prohibited by law or agreed to the contrary by Lender in writing, Trustor shall reimburse Lender for all costs and expenses incurred in connection with the matters referred to in this paragraph.

        ATTORNEY-IN-FACT. If Trustor fails to do any of the things referred to in the preceding paragraph, Lender may do so for and in the name of Trustor and at Trustor's expense. For such purposes, Trustor hereby irrevocably appoints Lender as Trustor's attorney-in-fact for the purpose of making, executing, delivering, filing, recording, and doing all other things as may be necessary or desirable, in Lender's sole opinion, to accomplish the matters referred to in the preceding paragraph.

FULL PERFORMANCE. If Trustor pays all the Indebtedness when due, and otherwise performs all the obligations imposed upon Trustor under this Deed of Trust, Lender shall execute and deliver to Trustee a request for full reconveyance and shall execute and deliver to Trustor suitable statements of termination of any financing statement on file evidencing Lender's security interest in the Rents and the Personal Property. Lender may charge Trustor a reasonable reconveyance fee at the time of reconveyance.

DEFAULT. Each of the following, at the option of Lender, shall constitute an event of default ("Event of Default") under this Deed of Trust:

        DEFAULT OF INDEBTEDNESS. Failure of Trustor to make any payment when due on the Indebtedness.

        DEFAULT ON OTHER PAYMENTS. Failure of Trustor within the time required by this Deed of Trust to make any payment for taxes or insurance, or any other payment necessary to prevent filing of or to effect discharge of any lien.

        DEFAULT IN FAVOR OF THIRD PARTIES. Should Borrower or any Grantor default under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's or any Grantor's ability to repay the Loans or perform their respective obligations under this Deed of Trust or any of the Related Documents.

        COMPLIANCE DEFAULT. Failure to comply with any other term, obligation, covenant or condition contained in this Deed of Trust, the Note or in any of the Related Documents. If such a failure is curable and if Trustor has not been given a notice of a breach of the same provision of this Deed of Trust within the preceding twelve (12) months, it may be cured (and no Event of Default will have occurred) if Trustor, after Lender sends written notice demanding cure of such failure: (a) cures the failure within fifteen (15) days; or (b) if the cure requires more than fifteen (15) days, immediately initiates steps sufficient to cure the failure and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

        FALSE STATEMENTS. Any warranty, representation or statement made or furnished to Lender by or on behalf of Trustor under this Deed of Trust, the Note or the Related Documents is false or misleading in any material respect, either now or at the time made or furnished.

        INSOLVENCY. The dissolution or termination of Trustor's existence as a going business, the insolvency of Trustor, the appointment of a receiver for any part of Trustor's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Trustor.

        FORECLOSURE, FORFEITURE, ETC. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Trustor or by any governmental agency against any of the Property. However, this subsection shall not apply in the event of a good faith dispute by Trustor as to the validity or reasonableness of the claim which is the basis of the foreclosure or forfeiture proceeding, provided that Trustor gives Lender written notice of such claim and furnishes reserves or a surety bond for the claim satisfactory to Lender.

        BREACH OF OTHER AGREEMENT. Any breach by Trustor under the terms of any other agreement between Trustor and Lender that is not remedied within any grace period provided therein, including without limitation any agreement concerning any indebtedness or other obligation of Trustor to Lender, whether existing now or later.

        EVENTS AFFECTING GUARANTOR. Any of the preceding events occur with respect to any Guarantor of any of the Indebtedness or any Guarantor dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any Guaranty of the Indebtedness. Lender, at its option, may, but shall not be required to, permit the Guarantor's estate to assume unconditionally the obligations arising under the guaranty in a manner satisfactory to Lender, and, in doing so, cure the Event of Default.

        ADVERSE CHANGE. A material adverse change occurs in Trustor's financial condition, or Lender believes the prospect of payment or performance of the Indebtedness is impaired.

RIGHTS AND REMEDIES ON DEFAULT. Upon the occurrence of any Event of Default and at any time thereafter, Trustee or Lender, at its option, may exercise any one or more of the following rights and remedies, in addition to any other rights or remedies provided by law:

        FORECLOSURE BY SALE. Upon an Event of Default under this Deed of Trust, Beneficiary may declare the entire Indebtedness secured by this Deed of Trust immediately due and payable by delivery to Trustee of written declaration of default and demand for sale and of written notice of default and of election to cause to be sold the Property, which notice Trustee shall cause to be filed for record. Beneficiary also shall deposit with

04-24-1996                       DEED OF TRUST                            Page 7
Loan No 20002816                  (Continued)
===============================================================================

        Trustee this Deed of Trust, the Note, other documents requested by Trustee, and all documents evidencing expenditures secured hereby.
        After the lapse of such time as may then be required by law following the recordation of the notice of default, and notice of sale having been given as then required by law, Trustee, without demand on Trustor, shall sell the Property at the time and place fixed by it in the notice of sale, either as a whole or in separate parcels, and in such order as it may determine, at public auction to the highest bidder for cash in lawful money of the United States, payable at time of sale. Trustee may postpone sale of all or any portion of the Property by public announcement at such time and place of sale, and from time to time thereafter may postpone such sale by public announcement at the time fixed by the preceding postponement in accordance with applicable law. Trustee shall deliver to such purchaser its deed conveying the Property so sold, but without any covenant or warranty, express or implied. The recitals in such deed of any matters or facts shall be conclusive proof of the truthfulness thereof. Any person, including Trustor, Trustee or Beneficiary may purchase at such sale. After deducting all costs, fees and expenses of Trustee and of this Trust, including cost of evidence of title in connection with sale, Trustee shall apply the proceeds of sale to payment of: all sums expended under the terms hereof, not then repaid, with accrued interest at the amount allowed by law in effect at the date hereof; all other sums then secured hereby; and the remainder, if any, to the person or persons legally entitled thereto.

        JUDICIAL FORECLOSURE. With respect to all or any part of the Personal Property, Lender shall have the right in lieu of foreclosure by power of sales to foreclose by judicial foreclosure in accordance with and to the full extent provided by California law.

        UCC REMEDIES. With respect to all or any part of the Personal Property, Lender shall have all the rights and remedies of a secured party under the Uniform Commercial Code, including without limitation the right to recover any deficiency in the manner and to the full extent provided by California law.

        COLLECT RENTS. Lender shall have the right, without notice to Trustor, to take possession of and manage the Property and collect the Rents, including amounts past due and unpaid, and apply the net proceeds, over and above Lender's costs, against the Indebtedness. In furtherance of this right, Lender may require any tenant or other user of the Property to make payments of rent or use fees directly to Lender. If the Rents are collected by Lender, then Trustor irrevocably designates Lender as Trustor's attorney-in-fact to endorse instruments received in payment thereof in the name of Trustor and to negotiate the same and collect the proceeds. Payments by tenants or other users to Lender in response to Lender's demand shall satisfy the obligations for which the payments are made, whether or not any proper grounds for the demand existed. Lender may exercise its rights under this subparagraph either in person, by agent, or through a receiver.

        APPOINT RECEIVER. Lender shall have the right to have a receiver appointed to take possession of all or any part of the Property, with the power to protect and preserve the Property, to operate the Property, to operate the Property preceding foreclosure or sale, and to collect the Rents from the Property and apply the proceeds, over and above the cost of the receivership, against the Indebtedness. The receiver may serve without bond if permitted by law. Lender's right to the appointment of a receiver shall exist whether or not the apparent value of the Property exceeds the Indebtedness by a substantial amount. Employment by Lender shall not disqualify a person from serving as a receiver.

        TENANCY AT SUFFERANCE. If Trustor remains in possession of the Property after the Property is sold as provided above or Lender otherwise becomes entitled to possession of the Property upon default of Trustor, Trustor shall become a tenant at sufferance of Lender or the purchaser of the Property and shall, at Lender's option, either (a) pay a reasonable rental for the use of the Property, or (b) vacate the Property immediately upon the demand of Lender.

        OTHER REMEDIES. Trustee or Lender shall have any other right or remedy provided in this Deed of Trust or the Note or by law.

        NOTICE OF SALE. Lender shall give Trustor reasonable notice of the time and place of any public sale of the Personal Property or of the time after which any private sale or other intended disposition of the Personal Property is to be made. Reasonable notice shall mean notice given at least five (5) days before the time of the sale or disposition. Any sale of Personal Property may be made in conjunction with any sale of the Real Property.

        SALE OF THE PROPERTY. To the extent permitted by applicable law, Trustor hereby waives any and all rights to have the Property marshalled. In exercising its rights and remedies, the Trustee or Lender shall be free to sell all or any part of the Property together or separately, in one sale or by separate sales. Lender shall be entitled to bid at any public sale on all or any portion of the Property.

        WAIVER; ELECTION OF REMEDIES. A waiver by any party of a breach of a provision of this Deed of Trust shall not constitute a waiver of or prejudice the party's rights otherwise to demand strict compliance with that provision or any other provision. Election by Lender to pursue any remedy provided in this Deed of Trust, the Note, in any Related Document, or provided by law shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Trustor under this Deed of Trust after failure of Trustor to perform shall not affect Lender's right to declare a default and to exercise any of its remedies.

        ATTORNEY'S FEES; EXPENSES. If Lender institutes any suit or action to enforce any of the terms of this Deed of Trust, Lender shall be entitled to recover such sum as the court may adjudge reasonable as attorneys' fees at trial and on any appeal. Whether or not any court action is involved, all reasonable expenses incurred by Lender which in Lender's opinion are necessary at any time for the protection of its interest or the enforcement of its rights shall become a part of the Indebtedness payable on demand and shall bear interest at the Note rate from the date of expenditure until repaid. Expenses covered by this paragraph include, without limitation, however subject to any limits under applicable law, Lender's attorneys' fees whether or not there is a lawsuit, including attorneys' fees for bankruptcy proceedings (including efforts to modify or vacate any automatic stay

04-24-1996                       DEED OF TRUST                            Page 8
Loan No 20002816                  (Continued)
================================================================================

        or injunction), appeals and any anticipated post-judgment collection services, the cost of searching records, obtaining title reports (including foreclosure reports), surveyors' reports, appraisal fees, title insurance, and fees for the Trustee, to the extent permitted by applicable law. Trustor also will pay any court costs, in addition to all other sums provided by law.

        RIGHTS OF TRUSTEE. Trustee shall have all of the rights and duties of Lender as set forth in this section.

POWERS AND OBLIGATIONS OF TRUSTEE. The following provisions relating to the powers and obligations of Trustee are part of this Deed of Trust.

        POWERS OF TRUSTEE. In addition to all powers of Trustee arising as a matter of law, Trustee shall have the power to take the following actions with respect to the Property upon the written request of Lender and Trustor: (a) join in preparing and filing a map or plat of the Real Property, including the dedication of streets or other rights to the public; (b) join in granting any easement or creating any restriction on the Real Property; and (c) join in any subordination or other agrement affecting this Deed of Trust or the interest of Lender under this Deed of Trust.

        OBLIGATIONS TO NOTIFY. Trustee shall not be obligated to notify any other party of a pending sale under any other trust deed or lien, or of any action or proceeding in which Trustor, Lender, or Trustee shall be a party, unless the action or proceeding is brought by Trustee.

        TRUSTEE. Trustee shall meet all qualifications required for Trustee under applicable law. In addition to the rights and remedies set forth above, with respect to all or any part of the Property, the Trustee shall have the right to foreclose by notice and sale, and Lender shall have the right to foreclose by judicial foreclosure, in either case in accordance with and to the full extent provided by applicable law.

        SUCCESSOR TRUSTEE. Lender, at Lender's option, may from time to time appoint a successor Trustee to any Trustee appointed hereunder by an instrument executed and acknowledged by Lender and recorded in the office of the recorder of Los Angeles County, California. The instrument shall contain, in addition to all other matters required by state law, the names of the original Lender, Trustee, and Trustor, the book and page where this Deed of Trust is recorded, and the name and address of the successor Trustee, and the instrument shall be executed and acknowledged by Lender or its successors in interest. The successor Trustee, without conveyance of the Property, shall succeed to all the title, power, and duties conferred upon the Trustee in this Deed of Trust and by applicable law. The procedure for substitution of trustee shall govern to the exclusion of all other provisions for substitution.

NOTICES TO TRUSTOR AND OTHER PARTIES. Any notice under this Deed of Trust shall be in writing, may be sent by telefacsimile, and shall be effective when actually delivered, or when deposited with a nationally recognized overnight courier, or, if mailed, shall be deemed effective when deposited in the United States mail first class, registered mail, postage prepaid, directed to the addresses shown near the beginning of this Deed of Trust. Any party may change its address for notices under this Deed of Trust by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address. All copies of notices of foreclosure from the holder of any lien which has priority over this Deed of Trust shall be sent to Lender's address, as shown near the beginning of this Deed of Trust. For notice purposes, Trustor agrees to keep Lender and Trustee informed at all times of Trustor's current address. Each Trustor requests that copies of any notices of default and sale be directed to Trustor's address shown near the beginning of this Deed of Trust.

STATEMENT OF OBLIGATION. Lender may collect a fee, in an amount not to exceed the statutory maximum, for furnishing the statement of obligation as provided by Section 2943 of the Civil Code of California.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Deed of Trust:

        AMENDMENTS. This Deed of Trust, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Deed of Trust. No alteration of or amendment to this Deed of Trust shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

        ANNUAL REPORTS. If the Property is used for purposes other than Trustor's residence, Trustor shall furnish to Lender, upon request, a certified statement of net operating income received from the Property during Trustor's previous fiscal year in such form and detail as Lender shall require. "Net operating income" shall mean all cash receipts from the Property less all cash expenditures made in connection with the operation of the Property.

        ACCEPTANCE BY TRUSTEE. Trustee accepts this Trust when this Deed of Trust, duly executed and acknowledged, is made a public record as provided by law.

        APPLICABLE LAW. THIS DEED OF TRUST HAS BEEN DELIVERED TO LENDER AND ACCEPTED BY LENDER IN THE STATE OF CALIFORNIA. THIS DEED OF TRUST SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.

        CAPTION HEADINGS. Caption headings in this Deed of Trust are for convenience purposes only and are not to be used to interpret or define the provisions of this Deed of Trust.

        MERGER. There shall be no merger of the interest or estate created by this Deed of Trust with any other interest or estate in the Property at any time held by or for the benefit of Lender in any capacity, without the written consent of Lender.

        SEVERABILITY. If a court of competent jurisdiction finds any provision of this Deed of Trust to be invalid or unenforceable as to any person or circumstance, such finding shall not render that provision invalid or

04-24-1996                       DEED OF TRUST                            Page 9
Loan No 20002816                  (Continued)
===============================================================================

        unenforceable as to any other persons or circumstances. If feasible, any such offending provision shall be deemed to be modified to be within the limits of enforceability or validity; however, if the offending provision cannot be so modified, it shall be stricken and all other provisions of this Deed of Trust in all other respects shall remain valid and enforceable.

        SUCCESSORS AND ASSIGNS. Subject to the limitations stated in this Deed of Trust on transfer of Trustor's interest, this Deed of Trust shall be binding upon and inure to the benefit of the parties, their successors and assigns. If ownership of the Property becomes vested in a person other than Trustor, Lender, without notice to Trustor, may deal with Trustor's successors with reference to this Deed or Trust and the Indebtedness by way of forbearance or extension without releasing Trustor from the obligations of this Deed of Trust or liability under the Indebtedness.

        TIME IS OF THE ESSENCE. Time is of the essence in the performance of this Deed of Trust.

        WAIVERS AND CONSENTS. Lender shall not be deemed to have waived any rights under this Deed of Trust (or under the Related Documents) unless such waiver is in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by any party of a provision of this Deed or Trust shall not constitute a waiver of or prejudice the party's right otherwise to demand strict compliance with that provision or any other provision. No prior waiver by Lender, nor any course of dealing between Lender and Trustor, shall constitute a waiver of any of Lender's rights or any of Trustor's obligations as to any future transactions. Whenever consent by Lender is required in this Deed of Trust, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required.

EACH TRUSTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS DEED OF TRUST, AND EACH TRUSTOR AGREES TO ITS TERMS.

TRUSTOR:

DOVE AUDIO, INC.

By: /s/  MICHAEL VINER
    --------------------------------------------------
    Michael Viner, Chairman of the Board and President


- - -------------------------------------------------------------------------------
                         CERTIFICATE OF ACKNOWLEDGMENT

STATE OF CALIFORNIA                     )
                                       ) ss
COUNTY OF LOS ANGELES                   )


On APRIL 24, 1996, before me, A. WATANABE, personally appeared Michael Viner, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.



                                                      A. WATANABE
                                                     COMM. #989696
                                               Notary Public - California
                                                   LOS ANGELES COUNTY
                                               My Comm. Expires MAR 28, 1997
WITNESS my hand and official seal.

Signature   /s/  A. WATANABE                              (Seal)
           ------------------------------

                                  EXHIBIT "A"


PARCEL 1:

LOT 332 OF TRACT NO. 5125, IN THE CITY OF WEST HOLLYWOOD, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 62 PAGES 39 AND 40 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXCEPT THE SOUTHERLY 55 FEET THEREOF.

PARCEL 2:

LOT 331 AND THE SOUTHERLY 55 FEET OF LOT 332 OF TRACT NO. 5125, IN THE CITY OF WEST HOLLYWOOD, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 62 PAGES 39 AND 40 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

PARCEL 3:

LOTS 284, 285, 286, 329 AND 330 OF TRACT 5125, IN THE CITY OF WEST HOLLYWOOD, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 62 PAGES 39 AND 40 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

PARCEL 4:

LOT 282 OF TRACT NO. 5125, IN THE CITY OF WEST HOLLYWOOD, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 62 PAGE 39 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

PARCEL 5:

LOT 283 OF TRACT NO. 5125, IN THE CITY OF WEST HOLLYWOOD, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 62 PAGES 39 AND 40 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

RECORDATION REQUESTED BY:
     ASAHI BANK OF CALIFORNIA
     635 WEST 7TH STREET
     LOS ANGELES, CA 90017

WHEN RECORDED MAIL TO:
     ASAHI BANK OF CALIFORNIA
     635 WEST 7TH STREET
     LOS ANGELES, CA 90017

SEND TAX NOTICES TO:
     ASAHI BANK OF CALIFORNIA
     635 WEST 7TH STREET
     LOS ANGELES, CA 90017

                                                         FOR RECORDER'S USE ONLY

                              ASSIGNMENT OF RENTS

THIS ASSIGNMENT OF RENTS IS DATED APRIL 24,1996, BETWEEN DOVE AUDIO, INC., WHOSE ADDRESS IS 8955 BEVERLY BOULEVARD, WEST HOLLYWOOD, CA 90048 (REFERRED TO BELOW AS "GRANTOR"); AND ASAHI BANK OF CALIFORNIA, WHOSE ADDRESS IS 635 WEST 7TH STREET, LOS ANGELES, CA 90017 (REFERRED TO BELOW AS "LENDER").

ASSIGNMENT. FOR VALUABLE CONSIDERATION, GRANTOR ASSIGNS AND CONVEYS TO LENDER ALL OF GRANTOR'S RIGHT, TITLE, AND INTEREST IN AND TO THE RENTS FROM THE FOLLOWING DESCRIBED PROPERTY LOCATED IN LOS ANGELES COUNTY, STATE OF
CALIFORNIA:

         PLEASE SEE EXHIBIT "A" ATTACHED HERETO AND BY THIS REFERENCE MADE A PART HEREOF.

THE REAL PROPERTY OR ITS ADDRESS IS COMMONLY KNOWN AS 8955 BEVERLY BOULEVARD, WEST HOLLYWOOD, CA 90048. THIS IS AN ABSOLUTE ASSIGNMENT IN THE RENTS GIVEN AS ADDITIONAL SECURITY PURSUANT TO CALIFORNIA CIVIL CODE SECTION 2938.

DEFINITIONS. The following words shall have the following meanings when used in this Assignment. Terms not otherwise defined in this Assignment shall have the meanings attributed to such terms in the Uniform Commercial Code. All references to dollar amounts shall mean amounts in lawful money of the United States of America.

         ASSIGNMENT. The word "Assignment" means this Assignment of Rents between Grantor and Lender, and includes without limitation all assignments and security interest provisions relating to the Rents.

         EVENT OF DEFAULT. The words "Event of Default" mean and include without limitation any of the Events of Default set forth below in the section titled "Events of Default."

         GRANTOR.  The word "Grantor" means DOVE AUDIO INC..

         INDEBTEDNESS. The word "Indebtedness" means all principal and interest payable under the Note and any amounts expended or advanced by Lender to discharge obligations of Grantor or expenses incurred by Lender to enforce obligations of Grantor under this Assignment, together with interest on such amounts as provided in this Assignment.

         LENDER. The word "Lender" means ASAHI BANK OF CALIFORNIA, its successors and assigns.

         NOTE. The word "Note" means the promissory note or credit agreement dated April 24, 1996, in the original principal amount of $1,900,000.00 from Grantor to Lender, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of, and substitutions for the promissory note or agreement.

         PROPERTY. The word "Property" means the real property, and all improvements thereon, described above in the "Assignment" section.

         REAL PROPERTY. The words "Real Property" mean the property, interests and rights described above in the "Property Definition" section.

         RELATED DOCUMENTS. The words "Related Documents" mean and include without limitation all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements,

04-24-1996                  ASSIGNMENT OF RENTS                          Page 2
Loan No 20002816                 (Continued)
================================================================================
        mortgages, deeds of trust, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.

THIS ASSIGNMENT IS GIVEN TO SECURE (1) PAYMENT OF THE INDEBTEDNESS AND (2) PERFORMANCE OF ANY AND ALL OBLIGATIONS OF GRANTOR UNDER THE NOTE, THIS ASSIGNMENT, AND THE RELATED DOCUMENTS. THIS DOCUMENT IS GIVEN AND ACCEPTED ON THE FOLLOWING TERMS:

PAYMENT AND PERFORMANCE. Except as otherwise provided in this Assignment, Grantor shall pay to Lender all amounts secured by this Assignment as they become due, and shall strictly perform all of Grantor's obligations under this Assignment. Unless and until Lender exercises its right to collect the Rents as provided below and so long as there is no default under this Assignment, Grantor may remain in possession and control of and operate and manage the Property and collect the Rents, provided that the granting of the right to collect the Rents shall not constitute Lender's consent to the use of cash collateral in a bankruptcy proceeding.

GRANTOR'S REPRESENTATIONS AND WARRANTIES WITH RESPECT TO THE RENTS. With respect to the Rents, Grantor represents and warrants to Lender that:

        OWNERSHIP. Grantor is entitled to receive the Rents free and clear of all rights, loans, liens, encumbrances, and claims except as disclosed to and accepted by Lender in writing.

        NO PRIOR ASSIGNMENT. Grantor has not previously assigned or conveyed the Rents to any other person by any instrument now in force.

        NO FURTHER TRANSFER. Grantor will not sell, assign, encumber, or otherwise dispose of any Grantor's rights in the Rents except as provided in this Agreement.

LENDER'S RIGHTS TO COLLECT RENTS. Lender shall have the right at any time, and even though no default shall have occurred under this Assignment, to collect and receive the Rents. For this purpose, Lender is hereby given and granted the following rights, powers and authority:

        NOTICE TO TENANTS. Lender may send notices to any and all tenants of the Property advising them of this Assignment and directing all Rents to be paid directly to Lender or Lender's agent.

        ENTER THE PROPERTY. Lender may enter upon and take possession of the Property; demand, collect and receive from the tenants or from any person liable therefor, all of the Rents; institute and carry on all legal proceedings necessary for the protection of the Property, including such proceedings as may be necessary to recover possession of the Property; collect the Rents and remove any tenant or tenants or other persons from the Property.

        MAINTAIN THE PROPERTY. Lender may enter upon the Property to maintain the Property and keep the same in repair; to pay the costs thereof and all of services of all employees, including their equipment, and of all continuing costs and expenses of maintaining the Property in proper repair and condition, and also to pay all taxes, assessments and water utilities, and the premiums on fire and other insurance effected by Lender on the Property.

        COMPLIANCE WITH LAWS. Lender may do any and all things to execute and comply with the laws of the State of California and also all other laws, rules, orders, ordinances and requirements of all other governmental agencies affecting the Property.

        LEASE THE PROPERTY. Lender may rent or lease the whole or any part of the Property for such term or terms and on such conditions as Lender may deem appropriate.

        EMPLOY AGENTS. Lender may engage such agent or agents as Lender may deem appropriate, either in Lender's name or in Grantor's name, to rent and manage the Property, including the collection and application of Rents.

        OTHER ACTS. Lender may do all such other things and acts with respect to the Property as Lender may deem appropriate and may act exclusively and solely in the place and stead of Grantor and to have all of the powers of Grantor for the purposes stated above.

        NO REQUIREMENT TO ACT. Lender shall not be required to do any of the foregoing acts or things, and the fact that Lender shall have performed one or more of the foregoing acts or things shall not require Lender to do any other specific act or thing.

APPLICATION OF RENTS. All costs and expenses incurred by Lender in connection with the Property shall be for Grantor's account and Lender may pay such costs and expenses from the Rents. Lender, in its sole discretion, shall determine the application of any and all Rents received by it; however, any such Rents received by Lender which are not applied to such costs and expenses shall be applied to the Indebtedness. All expenditures made by Lender under this Assignment and not reimbursed from the Rents shall become a part of the Indebtedness secured by this Assignment, and shall be payable on demand, with respect at the Note rate from date of expenditure until paid.

04-24-1996                     ASSIGNMENT OF RENTS                        Page 3
Loan No 20002816                  (Continued)
================================================================================

FULL PERFORMANCE. If Grantor pays all of the indebtedness when due and otherwise performs all the obligations imposed upon Grantor under this Assignment, the Note, and the Related Documents, Lender shall execute and deliver to Grantor a suitable satisfaction of this Assignment and suitable statements of termination of any financing statement on file evidencing Lender's security interest in the Rents and the Property. Any termination fee required by law shall be paid by Grantor, if permitted by applicable law.

EXPENDITURES BY LENDER. If Grantor fails to comply with any provision of this Assignment, or if any action or proceeding is commenced that would materially affect Lender's interests in the Property, Lender on Grantor's behalf may, but shall not be required to, take any action that Lender deems appropriate. Any amount that Lender expends in so doing will bear interest at the rate charged under the Note from the date incurred or paid by Lender to the date of repayment by Grantor. All such expenses, at Lender's option, will (a) be payable on demand, (b) be added to the balance of the Note and be apportioned among and be payable with any installment payments to become due during either
(i) the term of any applicable insurance policy or (ii) the remaining term of the Note, or (c) be treated as a balloon payment which will be due and payable at the Note's maturity. This Assignment also will secure payment of these amounts. The rights provided for in this paragraph shall be in addition to any other rights or any remedies to which Lender may be entitled on account of the default. Any such action by Lender shall not be construed as curing the default so as to bar Lender from any remedy that it otherwise would have had.

DEFAULT. Each of the following, at the option of Lender, shall constitute an event of default ("Event of Default") under this Assignment:

        DEFAULT ON INDEBTEDNESS. Failure of Grantor to make any payment when due on the Indebtedness.

        COMPLIANCE DEFAULT. Failure to comply with any other term, obligation, covenant or condition contained in this Assignment, the Note or in any of the Related Documents. If such a failure is curable and if Grantor has not been given a notice of a breach of the same provision of this Assignment within the preceding twelve (12) months, it may be cured (and no Event of Default will have occurred) if Grantor, after Lender sends written notice demanding cure of such failure: (a) cures the failure within fifteen (15) days; or (b) if the cure requires more than fifteen
        (15) days, immediately initiates steps sufficient to cure the failure and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

        DEFAULT IN FAVOR OF THIRD PARTIES. Should Borrower or any Grantor default under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's or any Grantor's ability to repay the Loans or perform their respective obligations under this Assignment or any of the Related Documents.

        FALSE STATEMENTS. Any warranty, representation or statement made or furnished to Lender by or on behalf of Grantor under this Assignment, the Note or the Related Documents is false or misleading in any material respect, either now or at the time made or furnished.

        OTHER DEFAULTS. Failure of Grantor to comply with any term, obligation, covenant, or condition contained in any other agreement between Grantor and Lender.

        INSOLVENCY. The dissolution or termination of Grantor's existence as a going business, the insolvency of Grantor, the appointment of a receiver for any part of Grantor's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Grantor.

        FORECLOSURE, FORFEITURE, ETC. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Grantor or by any governmental agency against any of the Property. However, this subsection shall not apply in the event of a good faith dispute by Grantor as to the validity or reasonableness of the claim which is the basis of the foreclosure or forfeiture proceeding,provided that Grantor gives Lender written notice of such claim and furnishes reserves or a surety bond for the claim satisfactory to Lender.

        EVENTS AFFECTING GUARANTOR. Any of the preceding events occurs with respect to any Guarantor of any of the indebtedness or any Guarantor dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any Guaranty of the Indebtedness. Lender, at its option, may, but shall not be required to, permit the Guarantor's estate to assume unconditionally the obligations arising under the guaranty in a manner satisfactory to Lender, and, in doing so, cure the Event of Default.

        ADVERSE CHANGE. A material adverse change occurs in Grantor's financial condition, or Lender believes the prospect of payment or performance of the Indebtedness is impaired.

RIGHTS AND REMEDIES ON DEFAULT. Upon the occurrence of any Event of Default and at any time thereafter, Lender may exercise any one or more of the following rights and remedies, in addition to any other rights or remedies provided by law:

        ACCELERATE INDEBTEDNESS. Lender shall have the right at its option without notice to Grantor to declare the entire indebtedness immediately due and payable, including any prepayment penalty which Grantor would be required to pay.

        COLLECT RENTS. Lender shall have the right, without notice to Grantor, to take possession of the Property and collect the Rents, including amounts past due and unpaid, and apply the net proceeds, over and above Lender's costs, against the Indebtedness. In furtherance of this right, Lender shall have all the rights provided for in the Lender's Right to Collect Section, above. If the Rents are collected by Lender, then Grantor irrevocably designates Lender as Grantor's attorney-in-fact to endorse instruments received in payment thereof in the name of Grantor and to negotiate the same and collect the proceeds. Payments by tenants or other users to Lender in response to Lender's demand shall satisfy the obligations for which the payments are

04-24-1996                    ASSIGNMENT OF RENTS                         Page 4
Loan No 20002816                  (Continued)
================================================================================

        made, whether or not any proper grounds for the demand existed. Lender may exercise its rights under this subparagraph either in person, by agent, or through a receiver.

        APPOINTMENT RECEIVER. Lender shall have the right to have a receiver appointed to take possession of all or any part of the Property, with the power to protect and preserve the Property, to operate the Property preceding foreclosure or sale, and to collect the Rents from the Property and apply the proceeds, over and above the cost of the receivership, against the indebtedness. The receiver may serve without bond if permitted by law. Lender's right to the appointment of a receiver shall exist whether or not the apparent value of the Property exceeds the indebtedness by a substantial amount. Employment by Lender shall not disqualify a person from serving as a receiver.

        OTHER REMEDIES. Lender shall have all other rights and remedies provided in this Assignment or the Note or by law.

        WAIVER; ELECTION OF REMEDIES. A waiver by any party of a breach of a provision of this Assignment shall not constitute a waiver of or prejudice the party's rights otherwise to demand strict compliance with that provision or any other provision. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or take action to perform an obligation of Grantor under this Assignment after failure of Grantor to perform shall not affect Lender's right to declare a default and exercise its remedies under this Assignment.

        ATTORNEYS' FEES; EXPENSES. If Lender institutes any suit or action to enforce any of the terms of this Assignment, Lender shall be entitled to recover such sum as the court may adjudge reasonable as attorneys' fees at trial and on any appeal. Whether or not any court action is involved, all reasonable expenses incurred by Lender that in Lender's opinion are necessary at any time for the protection of its interest or the enforcement of its rights shall become a part of the indebtedness payable on demand and shall bear interest from the date of expenditure until repaid at the rate provided for in the Note. Expenses covered by this paragraph include, without limitation, however subject to any limits under applicable law, Lender's attorneys' fees and Lender's legal expenses whether or not there is a lawsuit, including attorneys' fees for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals and any anticipated post-judgment collection services, the cost of searching records, obtaining title reports (including foreclosure reports), surveyors' reports, and appraisal fees, and title insurance, to the extent permitted by applicable law. Grantor also will pay any court costs, in addition to all other sums provided by law.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Assignment:

        AMENDMENTS. This Assignment, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Assignment. No alteration of or amendment to this Assignment shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

        APPLICABLE LAW. THIS ASSIGNMENT HAS BEEN DELIVERED TO LENDER AND ACCEPTED BY LENDER IN THE STATE OF CALIFORNIA. THIS ASSIGNMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.

        NO MODIFICATION. Grantor shall not enter into any agreement with the holder of any mortgage, deed of trust, or other security agreement which has priority over this Assignment by which that agreement is modified, amended, extended, or renewed without the prior written consent of Lender. Grantor shall neither request nor accept any future advances under any such security agreement without the prior written consent of Lender.

        SEVERABILITY. If a court of competent jurisdiction finds any provision of this Assignment to be invalid or unenforceable as to any person or circumstance, such finding shall not render that provision invalid or unenforceable as to any other persons or circumstances. If feasible, any such offending provision shall be deemed to be modified to be within the limits of enforceability or validity; however, if the offending provision cannot be so modified, it shall be stricken and all other provisions of this Assignment in all other respects shall remain valid and enforceable.

        SUCCESSORS AND ASSIGNS. Subject to the limitations stated in this Assignment on transfer of Grantor's interest, this Assignment shall be binding upon and inure to the benefit of the parties, their successors and assigns. If ownership of the Property becomes vested in a person other than Grantor, Lender, without notice to Grantor, may deal with Grantor's successors with reference to this Assignment and the indebtedness by way of forbearance or extension without releasing Grantor from the obligations of this Assignment or liability under the indebtedness.

        TIME IS OF THE ESSENCE. Time is of the essence in the performance of this Assignment.

        WAIVER OF HOMESTEAD EXEMPTION. Grantor hereby releases and waives all rights and benefits of the homestead exemption laws of the State of California as to all indebtedness secured by this Assignment.

        WAIVERS AND CONSENTS. Lender shall not be deemed to have waived any rights under this Assignment (or under the Related Documents) unless such waiver is in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by any party of a provision of this Assignment shall not constitute a waiver of or prejudice the party's right otherwise to demand strict compliance with that provision or any other provision. No prior waiver by Lender, nor any course of dealing between Lender and Grantor, shall constitute a waiver of any of Lender's rights or any of Grantor's obligations as to any future transactions. Whenever consent by Lender is required in this Assignment, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required.

                                  EXHIBIT "A"


PARCEL 1:

LOT 332 OF TRACT NO. 5125, IN THE CITY OF WEST HOLLYWOOD, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 62 PAGES 39 AND 40 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXCEPT THE SOUTHERLY 55 FEET THEREOF.

PARCEL 2:

LOT 331 AND THE SOUTHERLY 55 FEET OF LOT 332 OF TRACT NO. 5125, IN THE CITY OF WEST HOLLYWOOD, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 62 PAGES 39 AND 40 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

PARCEL 3:

LOTS 284, 285, 286, 329 AND 330 OF TRACT 5125, IN THE CITY OF WEST HOLLYWOOD, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 62 PAGES 39 AND 40 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

PARCEL 4:

LOT 282 OF TRACT NO. 5125, IN THE CITY OF WEST HOLLYWOOD, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 62 PAGE 39 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

PARCEL 5:

LOT 283 OF TRACT NO. 5125, IN THE CITY OF WEST HOLLYWOOD, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 62 PAGES 39 AND 40 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

04-24-1996                        ASSIGNMENT OF RENTS                  Page 5
Loan No. 20002816                      Continued
===============================================================================

GRANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS ASSIGNMENT OF RENTS, AND GRANTOR AGREES TO ITS TERMS.

GRANTOR:

DOVE AUDIO, INC.

By:      /s/ MICHAEL VINER
   ---------------------------------------------------------
         Michael Viner, Chairman of the Board and President

- - --------------------------------------------------------------------------------
                         CERTIFICATE OF ACKNOWLEDGMENT

STATE OF CALIFORNIA  ----------------   )
                                        )   ss
COUNTY OF LOS ANGELES ---------------   )

On APRIL 24, 1996 before me, A. WATANABE, personally appeared MICHAEL VINER,
   --------------            -----------
personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

                                              [NOTARY SEAL
                                              A. WATANABE
                                              COMM. #989696
                                              Notary Public-California
                                              LOS ANGELES COUNTY
                                              My Comm. Expires MAR 28, 1997]

WITNESS my hand and official seal.



Signature /s/ A. WATANABE
          -----------------------
===============================================================================

                         AGREEMENT TO PROVIDE INSURANCE

Principal       Loan Date     Maturity     Loan No.   Call   Collateral  Account    Officer    Initials
- - ---------       ---------     --------     --------   ----   ----------  -------    -------    --------
$1,900,000.00   04-24-1996    04-15-2001   20002816                                Foon       /s/

References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.

- - --------------------------------------------------------------------------------
BORROWER:   DOVE AUDIO, INC. (TIN: 954015834)  LENDER:  ASAHI BANK OF CALIFORNIA
            8955 BEVERLY BOULEVARD                      635 WEST 7TH STREET
            WEST HOLLYWOOD, CA 90048                    LOS ANGELES, CA 90017
================================================================================

INSURANCE REQUIREMENTS. DOVE AUDIO, INC. ("Grantor) understands that insurance coverage is required in connection with the extending of a loan or the providing of other financial accommodations to Grantor by Lender. These requirements are set forth in the security documents. The following minimum insurance coverages must be provided on the following described collateral (the "Collateral"):

COLLATERAL:     REAL ESTATE AT 8955 BEVERLY BOULEVARD, WEST HOLLYWOOD, CA 90048.
                TYPE.  Fire and extended coverage.
                AMOUNT. $1,900,000.00; however in no event greater than the value of the replacement cost of the improvements.
                BASIS.  Replacement value.
                ENDORSEMENTS. Standard mortgagee's clause with stipulation that coverage will not be cancelled or diminished without a minimum of ten (10) days' prior written notice to Lender, and without disclaimer of the insurer's liability for failure to give such notice.

INSURANCE COMPANY. Grantor may obtain insurance from any insurance company Grantor may choose that is reasonably acceptable to Lender. Grantor understands that credit may not be denied solely because insurance was not purchased through Lender.

FLOOD INSURANCE. Flood Insurance for property given as security for this loan is described as follows:

        REAL ESTATE AT 8955 BEVERLY BOULEVARD, WEST HOLLYWOOD, CA 90048. Should the Collateral at any time be deemed to be located in an area designated by the Director of the Federal Emergency Management Agency as a special flood hazard area and should Federal Flood Insurance covering the Collateral ever become available, Grantor agrees to obtain and maintain Federal Flood Insurance, to the extent such insurance is required by Lender, for the term of the loan and for the full unpaid principal balance of the loan, or the maximum limit of coverage that is available, whichever is less.

FAILURE TO PROVIDE INSURANCE. Grantor agrees to purchase and maintain any required flood insurance within 45 days following notice given by Lender. Additionally, Grantor agrees to deliver to Lender, forty five (45) days from the date of this Agreement, evidence of all other required insurance as provided above, with an effective date of April 24, 1996, or earlier. Grantor acknowledges and agrees that if Grantor fails to provide any required insurance or fails to continue such insurance in force, Lender may do so at Grantor's expense as provided in the applicable security document. The cost of any such insurance, at the option of Lender, shall be payable on demand or shall be added to the indebtedness as provided in the security document. GRANTOR ACKNOWLEDGES THAT IF LENDER SO PURCHASES ANY SUCH INSURANCE, THE INSURANCE WILL PROVIDE LIMITED PROTECTION AGAINST PHYSICAL DAMAGE TO THE COLLATERAL, UP TO THE BALANCE OF THE LOAN; HOWEVER, GRANTOR'S EQUITY IN THE COLLATERAL MAY NOT BE INSURED. IN ADDITION, THE INSURANCE MAY NOT PROVIDE ANY PUBLIC LIABILITY OR PROPERTY DAMAGE INDEMNIFICATION AND MAY NOT MEET THE REQUIREMENTS OF ANY FINANCIAL RESPONSIBILITY LAWS.

AUTHORIZATION. For purposes of insurance coverage on the Collateral, Grantor authorizes Lender to provide to any person (including any insurance agent or company) all information Lender deems appropriate, whether regarding the Collateral, the loan or other financial accommodations, or both.

GRANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS AGREEMENT TO PROVIDE INSURANCE AND AGREES TO ITS TERMS. THIS AGREEMENT IS DATED APRIL 24, 1996.

GRANTOR:

DOVE AUDIO, INC.

By:   /s/ MICHAEL VINER
      --------------------------------------------------
      Michael Viner, Chairman of the Board and President

- - --------------------------------------------------------------------------------
                              FOR LENDER USE ONLY
                             INSURANCE VERIFICATION

DATE:                                                       PHONE:
     -------------------------------------                           ----------------------
AGENT'S NAME:
                     --------------------------------------
INSURANCE COMPANY:
                     --------------------------------------
POLICY NUMBER:
                     --------------------------------------
EFFECTIVE DATES:
                     --------------------------------------
COMMENTS:
                     --------------------------------------
- - --------------------------------------------------------------------------------

================================================================================

                     DISBURSEMENT REQUEST AND AUTHORIZATION

Principal       Loan Date     Maturity     Loan No.   Call   Collateral  Account    Officer    Initials
- - ---------       ---------     --------     --------   ----   ----------  -------    -------    --------
$1,900,000.00   04-24-1996    04-15-2001   20002816                                Foon       /s/

References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
- - --------------------------------------------------------------------------------

BORROWER:   DOVE AUDIO, INC. (TIN: 954015834)  LENDER:  ASAHI BANK OF CALIFORNIA
            8955 BEVERLY BOULEVARD                      635 WEST 7TH STREET
            WEST HOLLYWOOD, CA 90048                    LOS ANGELES, CA 90017
================================================================================

LOAN TYPE. This is a Fixed Rate (8.000%), Balloon Loan to a Corporation for $1,900,000.00 due on April 15, 2001.

PRIMARY PURPOSE OF LOAN.  The primary purpose of this loan is for:

    [ ]   Personal, Family, or Household Purposes or Personal Investment.
    [X]   Business (including Real Estate Investment).

SPECIFIC PURPOSE. The specific purpose of this loan is: Provide funds to refinance purchase of building to be used as company's now headquarters.

FLOOD INSURANCE. As reflected on Flood Map No. 0005-A dated 06-18-1987, for the community of 060720, the property that will secure the loan is not located in an area that has been identified by the Director of the Federal Emergency Management Agency as an area having special flood hazards. Therefore, although flood insurance may be available for the property, no special flood hazard insurance is required by law for this loan.

DISBURSEMENT INSTRUCTIONS. Borrower understands that no loan proceeds will be disbursed until all of Lender's conditions for making the loan have been satisfied. Please disburse the loan proceeds of $1,900,000.00 as follows:

        AMOUNT PAID TO OTHERS ON BORROWER'S BEHALF:                $1,900,000.00
        $1,900,000.00 to North American Title Company
                                                                   -------------

        NOTE PRINCIPAL:                                            $1,900,000.00

CHARGES PAID IN CASH. Borrower has paid or will pay in cash as agreed the following charges:

        PREPAID FINANCE CHARGES PAID IN CASH:                         $19,199.50
           $19,000.00 Loan Fees
           $199.50 Flood Certificate

        OTHER CHARGES PAID IN CASH:                                    $7,637.50
           $75.00 Sub Escrow fee
           $3,562.50 Title Insurance
           $4,000.00 Appraisal
                                                                      ----------
        TOTAL CHARGES PAID IN CASH:                                   $26,837.00

FINANCIAL CONDITION. BY SIGNING THIS AUTHORIZATION, BORROWER REPRESENTS AND WARRANTS TO LENDER THAT THE INFORMATION PROVIDED ABOVE IS TRUE AND CORRECT AND THAT THERE HAS BEEN NO MATERIAL ADVERSE CHANGE IN BORROWER'S FINANCIAL CONDITION AS DISCLOSED IN BORROWER'S MOST RECENT FINANCIAL STATEMENT TO LENDER. THIS AUTHORIZATION IS DATED APRIL 24, 1996.

BORROWER:

DOVE AUDIO, INC.

By:   /s/ MICHAEL VINER
      --------------------------------------------------
      Michael Viner, Chairman of the Board and President
================================================================================

                           NOTICE OF FINAL AGREEMENT


Principal       Loan Date     Maturity     Loan No.   Call   Collateral  Account    Officer    Initials
- - ---------       ---------     --------     --------   ----   ----------  -------    -------    --------
$1,900,000.00   04-24-1996    04-15-2001   20002816                                Foon       /s/

References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
- - --------------------------------------------------------------------------------

BORROWER:   DOVE AUDIO, INC. (TIN: 954015834)  LENDER:  ASAHI BANK OF CALIFORNIA
            8955 BEVERLY BOULEVARD                      635 WEST 7TH STREET
            WEST HOLLYWOOD, CA 90048                    LOS ANGELES, CA 90017
================================================================================

BY SIGNING THIS DOCUMENT EACH PARTY REPRESENTS AND AGREES THAT: (A) THE WRITTEN
LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES, (B) THERE
ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES, AND (C) THE WRITTEN LOAN
AGREEMENT MAY NOT BE CONTRADICTED BY EVIDENCE OF ANY PRIOR, CONTEMPORANEOUS, OR
SUBSEQUENT ORAL AGREEMENTS OR UNDERSTANDINGS OF THE PARTIES.
- - --------------------------------------------------------------------------------
As used in this Notice, the following terms have the following meanings:

    LOAN. The term "Loan" means the following described loan: a Fixed Rate (8.000%) Nondisclosable Balloon Loan to a Corporation for $1,900,000.00 due on April 15, 2001.

    PARTIES. The term "Parties" means ASAHI BANK OF CALIFORNIA and any and all entities or individuals who are obligated to repay the loan or have pledged property as security for the Loan, including without limitation the following:

            BORROWER:      DOVE AUDIO, INC.

    LOAN AGREEMENT. The term "Loan Agreement" mans one or more promises, promissory notes, agreements, undertakings, security agreements, deeds of trust or other documents, or commitments, or any combination of those actions or documents, relating to the Loan, including without limitation the following:

                                  NECESSARY FORMS

Corporate Resolution to Borrow               Loan Agreement/Negative Pledge
Promissory Note/Change in Terms Agr.         Deed of Trust
Assignment of Rents                          Agreement to Provide Insurance
Disbursement Request and Authorization       Notice of Final Agreement

                                   OPTIONAL FORMS
- - --------------------------------------------------------------------------------
Each Party who signs below, other than ASAHI BANK OF CALIFORNIA, acknowledges, represents, and warrants to ASAHI BANK OF CALIFORNIA that it has received, read and understood this Notice of Final Agreement.  This Notice is dated April 24,
1996.


BORROWER:

DOVE AUDIO, INC.

By:   /s/ MICHAEL VINER
    ----------------------------------------------------
      Michael Viner, Chairman of the Board and President

LENDER:

ASAHI BANK OF CALIFORNIA


By:   /s/ [UNKNOWN]
   ------------------------------------------------------
      Authorized Officer
================================================================================